UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934

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MPS GROUP, INC.

(Name of Registrant as specified in Its Charter)

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MPS GROUP, INC.

1 INDEPENDENT DRIVE

JACKSONVILLE, FLORIDA 32202

APRIL 29, 2004

DEAR MPS GROUP, INC. SHAREHOLDER:

On behalf of the Board of Directors and management of MPS Group, Inc. (the “Company”), we cordially invite you to attend the annual meeting of shareholders (the “Annual Meeting”) to be held on Wednesday, May 26, 2004, at The Lodge and Club at Ponte Vedra Beach, 607 Ponte Vedra Boulevard, Ponte Vedra Beach, Florida 32082, at 9:00 a.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

In addition to the specific matters to be acted upon, there will be a report on the operations of the Company. Directors and officers of the Company will be present to respond to shareholders’ questions.

It is important that your shares be represented at the Annual Meeting. Regardless of whether you plan to attend, you are requested to mark, sign, date and promptly return the enclosed proxy in the envelope provided, or vote in any other manner described on your proxy card. If you attend the Annual Meeting, which we hope you will do, you may vote in person even if you have previously mailed a proxy card.

Sincerely,

DEREK E. DEWAN	TIMOTHY D. PAYNE
Chairman of the Board of Directors	President and Chief Executive Officer

MPS GROUP, INC.

1 INDEPENDENT DRIVE

JACKSONVILLE, FLORIDA 32202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 26, 2004

TO THE HOLDERS OF COMMON STOCK:

PLEASE TAKE NOTICE that the annual meeting of shareholders (the “Annual Meeting”) of MPS Group, Inc. (the “Company”) will be held on Wednesday, May 26, 2004, at 9:00 a.m., local time, at The Lodge and Club at Ponte Vedra Beach, 607 Ponte Vedra Boulevard, Ponte Vedra Beach, Florida 32082.

The Annual Meeting will be held for the following purposes:

1.	To elect nine directors to serve terms scheduled to end in conjunction with the next annual meeting of shareholders or until their successors are elected and qualified;

2.	To approve the Company’s 2004 Equity Incentive Plan;

3.	To approve the Company’s 2004 Non-Employee Director Equity Incentive Plan;

4.	To approve the Company’s Executive Annual Incentive Plan; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting; however, only shareholders of record at the close of business on April 8, 2004, are entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

TIMOTHY D. PAYNE
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dated: April 29, 2004

Jacksonville, Florida

REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE, OR VOTE IN ANY OTHER MANNER DESCRIBED ON YOUR PROXY CARD.

MPS GROUP, INC.

1 INDEPENDENT DRIVE

JACKSONVILLE, FLORIDA 32202

PROXY STATEMENT FOR ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD MAY 26, 2004

INTRODUCTION

This Proxy Statement and the enclosed form of proxy are first being sent to shareholders of MPS Group, Inc., a Florida corporation (the “Company”), on or about April 29, 2004, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors” or the “Board”) of proxies to be used at the annual meeting of shareholders (the “Annual Meeting”) of the Company to be held on Wednesday, May 26, 2004, at 9:00 a.m., local time, or at any adjournment thereof. The Annual Meeting will be held at The Lodge and Club at Ponte Vedra Beach, 607 Ponte Vedra Boulevard, Ponte Vedra Beach, Florida 32082.

Only shareholders of record at the close of business on April 8, 2004 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the Record Date, the Company had outstanding 105,206,737 shares of common stock, par value $.01 per share (the “Common Stock”).

VOTING PROCEDURES

The Board of Directors has designated Derek E. Dewan and Timothy D. Payne, and each or either of them, as proxies to vote the shares of Common Stock solicited on its behalf. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time before it has been exercised by: (i) giving written notice to the secretary of the Company; (ii) delivery of a later dated proxy; or (iii) attending the Annual Meeting, notifying the secretary of the Company or his delegate and voting in person. The shares represented by the proxy will be voted in accordance with the directions given unless the proxy is mutilated or otherwise received in such form as to render it illegible. If sufficient votes in favor of the election of directors and approval of the other proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies.

Each outstanding share of Common Stock is entitled to one vote. A majority of shares entitled to vote and represented in person or by proxy at a meeting of the shareholders constitutes a quorum. Abstentions and “broker non-votes” will be included in determining whether a quorum is present at the Annual Meeting. Broker non-votes are proxies received from brokers or other nominees holding shares on behalf of their clients who have not received specific voting instructions from their clients with respect to certain non-routine matters. The required vote for each item of business at the Annual Meeting, in each case assuming the presence of a quorum, is as follows:

•	For Proposal One, the election of directors, those nominees receiving the greatest number of votes at the Annual Meeting shall be deemed elected, even though such nominees may not receive a majority of the votes cast. Because directors are elected by plurality vote, abstentions and broker non-votes will have no effect on voting for this item.

•	For Proposals Two and Three, the approval of the Company’s 2004 Equity Incentive Plan and 2004 Non-Employee Director Equity Incentive Plan, the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or represented by proxy, at the Annual Meeting will be necessary for approval of each of these plans, provided that at least a majority of the outstanding shares of Common Stock are voted for or against, or abstain from voting on, each of these two plans. An abstention or broker non-vote will have the same effect as a negative vote on the approval of each of these two plans.

•	For Proposal Four, the approval of the Company’s Executive Annual Incentive Plan, the plan will be approved if more votes are cast in favor of approving it than against it. Abstentions and broker non-votes will have no effect on voting for this item.

•	For any other business at the Annual Meeting, if more shares are voted in favor of the matter than against it, the matter shall be approved, unless the vote of a greater number is required by law.

Shareholders should specify their choices on the enclosed form of proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy will be voted “FOR” the election of all nominees and “FOR” approval of each of the other proposals.

If your shares of Common Stock are held by a broker, bank, or other nominee (i.e., in “street name”), you will receive instructions from your nominee, which you must follow in order to have your shares voted—the instructions may appear on the special proxy card provided to you by your nominee (also called a “voting instruction form”). Your nominee may offer you different methods of voting, such as by telephone or Internet. If you do hold your shares in “street name” and plan on attending the Annual Meeting, you should request a proxy from your broker or other nominee holding your shares in record name on your behalf in order to attend the Annual Meeting and vote at that time (your broker may refer to it as a “legal” proxy).

PROPOSAL ONE:

ELECTION OF DIRECTORS

At the Annual Meeting, nine individuals will be elected to serve as directors of the Company for terms scheduled to end in conjunction with the next annual meeting of shareholders or until their successors are duly elected and qualified. Each nominee has consented to be named herein and to serve as a director, if elected. However, if any nominee becomes unavailable for election, it is the intention of the persons named in the accompanying form of proxy to nominate such other person as they may in their discretion determine, in which event the shares will be voted for such other person.

Proxies cannot be voted for a greater number of persons than the number of nominees named below. It is the intention of the persons named in the accompanying form of proxy, absent contrary instructions thereon, to vote such proxy for the election to the Board of Directors of the nine individuals nominated.

Information concerning the Board’s nominees, based on data furnished by them, is set forth below. They are all now directors of the Company. The Board of Directors has determined that at least six of the nine nominees are independent directors under the listing standards of the New York Stock Exchange (“NYSE”).

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE FOLLOWING NOMINEES. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

Name (Age)	Positions With the Company; Principal Occupations during Past 5 Years; Other Directorships	Year First Became Director of the Company
Derek E. Dewan (50)	Chairman of the Board of the Company since June 1996; president and chief executive officer of the Company from January 1994 to November 2000 and March 2001, respectively; partner with the accounting firm of Coopers & Lybrand LLP (now Pricewaterhouse- Coopers LLP) for more than five years prior to joining the Company, most recently as the managing partner of the Jacksonville, Florida office.	1994

Timothy D. Payne (45)	President and chief executive officer of the Company since November 2000 and March 2001, respectively; president and chief operating officer of Modis, Inc., the Company’s information technology staffing and solutions subsidiary, from March 1997 to December 2000; from 1994 until March 1997, president and chief executive officer of Openware Technologies, Inc., a systems integrator acquired by the Company in June 1996.	2000

Peter J. Tanous (65)*•	President of Lynx Investment Advisory, Inc., a financial advisory firm to individuals and institutions, since 1992; previously, executive vice president of Bank Audi (U.S.A.), chairman of Petra Capital Corporation, and first vice president and international regional director with Smith Barney, Harris Upham & Co., Inc.; director of Cedars Bank, and Worldcare, Ltd.	1997

T. Wayne Davis (57)•†*	Private investor for the past five years; chairman of the board and president of Tine W. Davis Family-WD Charities, Inc.; director of Enstar Group, Inc., and Winn-Dixie Stores, Inc.	1994

Name (Age)	Positions With the Company; Principal Occupations during Past 5 Years; Other Directorships	Year First Became Director of the Company
John R. Kennedy (73)•†*	Retired as president, chief executive officer, and director of paper products manufacturer Federal Paper Board Company, Inc. in 1996, after 44 years with that company; director of Holcim (US) Inc.	1999

Michael D. Abney (68)	Retired as senior vice president and chief financial officer of the Company in December 2000; senior vice president of the Company from March 1995 and chief financial officer of the Company from November 1992; partner with Coopers & Lybrand LLP (now PricewaterhouseCoopers LLP) for 22 years prior to joining the Company, most recently as the managing partner of the Jacksonville, Florida office; member of the steering committee for the Fisher School of Accounting at the University of Florida; and member of the advisory board for the Warrington College of Business at the University of Florida.	1997

William M. Isaac (60)*•	Chairman of The Secura Group, LLC, a consulting firm providing advisory services to financial institutions, since 1986; chairman of Secura Burnett Company, LLC, an executive search firm servicing financial institutions, since 1992; senior partner with the law firm of Arnold & Porter in Washington, D.C., from 1986 to 1993; chairman of the Federal Deposit Insurance Corporation (“FDIC”), from August 1981 to October 1985, and member of the board of the FDIC, from 1978 through 1985; director of American Express Bank, a subsidiary of American Express Company; chairman of The Goodwill Foundation; and director of The Ohio State University Foundation.	2000

Darla D. Moore (49)†	Partner and executive vice president, Rainwater, Inc., a private investment firm, since 1993; member of the advisory board of JP Morgan Chase & Co.; trustee of the New York University School of Medicine Foundation; member of the board of trustees of the University of South Carolina; chairwoman and founder of The Palmetto Institute, a private policy research group based in South Carolina.	2002

Arthur B. Laffer, Ph.d. (63)•	Chairman of Laffer Associates, an economic research and financial consulting firm, since 1994; chief executive officer of Laffer Advisors, Inc., a broker-dealer, since 1981, and chief executive officer of Laffer Investments, an investment management firm, since 1999; director of Nicholas-Applegate Growth Equity Fund, Inc., Oxigene, Inc., MasTec, Inc., Petco Animal Supplies, Inc., Provide Commerce, Inc., and Veolia Environnement.	2003

*	Current member of the corporate governance and nominating committee.
•	Current member of the audit committee.
†	Current member of the compensation committee.

BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors has standing audit, compensation, and corporate governance and nominating committees. Members of these committees are generally elected annually by the Board of Directors, but changes may be made at the Board’s discretion at any time. The committees operate pursuant to separate written charters adopted by the Board which are available on our website at www.mpsgroup.com through the “Investors” link. Regular meetings of the Board of Directors are held approximately six times per year, with special meetings as needed. Each director attended at least 75% of the meetings of the Board and committees on which he or she served in 2003. The Board of Directors held nine meetings during 2003.

AUDIT COMMITTEE.    The audit committee is comprised of Messrs. Tanous (Chairman), Davis, Isaac, Kennedy, and Dr. Laffer. The Board has determined that each of the members of the audit committee is “independent” and “financially literate” within the meaning of the listing standards of the NYSE. The Board of Directors has determined that Mr. Isaac is an “audit committee financial expert” as defined by the applicable rules of the Securities and Exchange Commission (“SEC”). This committee is primarily concerned with assisting Board oversight of the integrity of the Company’s financial statements, and the Company’s compliance with legal and regulatory requirements. The Committee’s principal responsibilities include selecting the independent auditor, assessing the independent auditor’s qualifications and independence, reviewing with the independent auditor the scope, conduct, and results of the audit, and reviewing with the independent auditor and management our financial reporting activities and our system of internal financial and disclosure controls and procedures. The Committee also approves audit, audit-related, tax, and non-audit services provided to the Company by the independent auditor, and oversees the activities and performance of the Company’s internal auditor. The audit committee met eleven times during 2003. The charter of the audit committee is attached to this Proxy Statement as Appendix A, in addition to being available on our website as described above.

COMPENSATION COMMITTEE.    The compensation committee is comprised of Messrs. Davis (Chairman) and Kennedy, and Ms. Moore. The Board has determined that each member of the compensation committee is “independent” within the meaning of the listing standards of the NYSE. This committee is responsible for reviewing and approving the compensation arrangements for senior management of the Company, including setting and attainment of annual compensation goals and awards for the chief executive officer and determining his compensation, and administering the Company’s equity compensation plans. It also makes recommendations to the Board concerning director compensation and the submission to shareholders of any compensation plans in which officers and directors of the Company are eligible to participate and which require shareholder approval. The compensation committee met six times during 2003.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.    The corporate governance and nominating committee is comprised of Messrs. Kennedy (Chairman), Tanous, Davis, and Isaac. The Board has determined that each member of the corporate governance and nominating committee is “independent” within the meaning of the listing standards of the NYSE. This committee’s principal responsibilities are to oversee compliance with good corporate governance practices and investigate and recommend for nomination potential members of the Board. This Committee orchestrates the development and review of our corporate governance principles and oversees the evaluation of the Board and executive management. During 2003, the corporate governance and nominating committee met five times.

DIRECTOR NOMINATIONS

NOMINATIONS PROCESS.    The corporate governance and nominating committee is responsible for considering and making recommendations to the Board concerning director nominees to recommend to the shareholders in connection with the Company’s annual meeting of shareholders, and for making recommendations to the Board concerning nominees for appointments to fill any vacancy on the Board and its committees. To fulfill these responsibilities, the corporate governance and nominating committee periodically considers and makes recommendations to the Board regarding what experience, talents, skills, and other characteristics the Board as a whole should possess in order to maintain its effectiveness. In determining whether to nominate an incumbent director for reelection, the Board and committee evaluate the incumbent’s continued service, in light of the Board’s collective requirements, and consider his or her record of participation and involvement, at the time each such director comes up for reelection.

When the need for a new director arises (whether because of a newly created Board seat or vacancy), the corporate governance and nominating committee proceeds by whatever means it deems appropriate to identify a qualified candidate or candidates, including by engaging director search firms. The committee reviews the qualifications of each candidate, in light of the current composition of the Board, and considers the relative qualifications of any other candidates. Final candidates are generally interviewed by one or more Board members. The committee then makes a recommendation to the Board based on its review, the results of interviews with the candidate, and all other available information. The Board makes the final decision on whether to extend to any particular candidate an invitation to join the Board.

DIRECTOR QUALIFICATIONS.    The corporate governance and nominating committee is responsible for considering and making recommendations to the Board concerning criteria for the selection of qualified directors. At a minimum, directors should possess high moral character and personal integrity, demonstrated accomplishment in his or her field, the ability to devote sufficient time to carry out the duties of a director, and meet any requirements specified in the Company’s bylaws, the rules or regulations of the Securities and Exchange Commission, and the listing standards of the NYSE. In addition to these minimum qualifications for candidates, in evaluating candidates the Board and the corporate governance and nominating committee may consider all information relevant in their business judgment to the decision of whether to nominate a particular candidate for a particular seat, taking into account the then-current composition of the Board. These factors may include a candidate’s professional and educational background, reputation, industry knowledge and business experience, and the relevance of those characteristics to the Company and the Board. The Board and the committee may consider whether the candidate will complement or contribute to the overall mix of talents, skills, and other characteristics needed to maintain the Board’s effectiveness, whether the candidate is aligned with the special interests of a particular group or position which may not broadly represent the interests of shareholders or the Company, and the candidate’s ability to fulfill the responsibilities of a director and of a member of one or more of the Board’s standing committees.

SHAREHOLDER NOMINATIONS.    Nominations of individuals for election to the Board at any meeting of shareholders at which directors are to be elected may be made by any shareholder entitled to vote for the election of directors at that meeting by complying with the procedures set forth in the Company’s bylaws. Those procedures provide that any such shareholder nomination for director must be received by the Company no later than the deadline for submitting shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as set forth below in the section of this Proxy Statement entitled “Shareholder Proposals.”

The corporate governance and nominating committee will also consider recommending to the Board that it include in the Board’s recommended slate of Board nominees for a meeting of shareholders a nominee submitted to the Company by a shareholder. In this connection, the nominating shareholder should submit detailed biographical information about the nominee and nominating shareholder to the secretary of the Company within the time period prescribed by the Company’s bylaws. The nominating shareholder should expressly indicate that such shareholder desires that the Board and corporate governance and nominating committee consider such shareholder’s nominee for inclusion in the Board’s slate of recommended Board nominees for consideration and approval at the meeting. The nominating shareholder and shareholder’s nominee should also undertake to provide, and consent to the Company obtaining, all other information the Board and committee request in connection with their evaluation of the nominee, including the types of information referred to above relative to director qualifications.

In evaluating shareholder nominees for inclusion in the Board’s slate of nominees, the Board and committee may consider all relevant information, including the qualifications described above, any vacancies on the Board, the size and duration of the nominating shareholder’s holdings in the Company, whether the nominee is independent of the nominating shareholder and able to represent the interests of the Company and its shareholders as a whole, and the interests and/or intentions of the nominating shareholder.

OTHER DIRECTOR INFORMATION, INDEPENDENCE AND COMMUNICATING WITH THE BOARD OF DIRECTORS

The Board was comprised of eleven directors during 2003 but was decreased to nine pursuant to the Company’s bylaws after each of Messrs. Michael L. Huyghue and Richard J. Heckmann resigned due to time constraints imposed on each of them by their primary business pursuits, in January and March 2004, respectively.

Mr. Davis resigned as chairman of the board of The Transit Group, Inc., a trucking company, in February 2002. The Transit Group and several of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in December 2001. The Transit Group emerged from bankruptcy in December 2002.

DIRECTOR INDEPENDENCE.    The Board of Directors has determined that the following majority of the members of the Board are independent under the listing standards of the NYSE: Messrs. Davis, Tanous, Kennedy, Isaac, Ms. Moore, and Dr. Laffer. In evaluating director independence, the Board of Directors considered all relevant facts, circumstances, relationships, and transactions brought to its attention between each director, his or her immediate family members, or any business, charity, or other entity in which the director has an interest, on the one hand, and the Company, its affiliates, or the Company’s senior management, on the other hand. The Board of Directors adopted corporate governance guidelines that include the following categorical standards to guide the Board in evaluating director independence:

•	Whether a relationship is of type and degree that would preclude a determination of independence under Section 303 A.02 of the NYSE Listed Company Manual; and

•	Whether a relationship is of type or degree that would require disclosure pursuant to Item 404 of Regulation S-K adopted by the Securities Exchange Commission.

ATTENDANCE AT ANNUAL MEETINGS.    The Company expects its directors to attend the annual meeting of shareholders. In 2003, eight of eleven directors attended the annual meeting of shareholders.

MEETINGS OF NON-MANAGEMENT DIRECTORS.    The non-management members of the Board of Directors will meet in executive session without management at least three times annually. The chair of the audit committee, currently Mr. Tanous, shall serve as the presiding director at the executive sessions.

COMMUNICATING WITH THE DIRECTORS.    Any interested party may contact the Board of Directors, any director, or the non-management directors as a group by sending an email to directors@mpsgroup.com, or by mail c/o the corporate secretary, MPS Group, Inc., 1 Independent Drive, Jacksonville, Florida 32202. The writer should specify to whom the communication is intended, or it will be conveyed to the Board of Directors as a group. The Company’s management may first review, sort, and summarize such communications, and screen out solicitations for goods or services, as well as inappropriate or profane communications, or those communications unrelated to the Company or its business. All such communications delivered to the Board or any director containing a return address will receive a written acknowledgement confirming receipt.

PROPOSAL TWO:

APPROVAL OF 2004 EQUITY INCENTIVE PLAN

The Board is proposing for approval by the shareholders the 2004 Equity Incentive Plan (the “2004 Equity Plan”). The following description of the material features of the 2004 Equity Plan is a summary and is qualified in its entirety by reference to the 2004 Equity Plan, a copy of which is attached to this Proxy Statement as Appendix B. Among the material matters for consideration in approving the 2004 Equity Plan are the following:

•	The Board is proposing the 2004 Equity Plan to replace the Company’s current Amended and Restated 1995 Stock Option Plan (the “1995 Plan”) for future equity-based awards to employees and participants and, assuming approval, to provide for a limited number of additional authorized shares for future grants, and to allocate the number of authorized shares remaining for award under the 1995 Plan to the 2004 Equity Plan;

•	Assuming shareholder approval, and retirement of the 1995 Plan from making further grants, the total number of shares available for award under the 2004 Equity Plan will be 5.7 million, comprised of 4.5 million newly authorized shares and 1.2 million unused shares allocated from the 1995 Plan, plus lapsed or cancelled awards or options from grants outstanding at the time of shareholder approval under the 1995 Plan; and

•	The 2004 Equity Plan, as proposed, fulfills the Company’s needs for equity-based awards to employees and other participants for the next several years, provides for express limits on the use of certain types of awards or practices (such as no discounted options and no option repricing absent prior shareholder approval), and delivers incentives that align long-term participant and shareholder interests and link compensation to shareholder return.

The shares to be delivered under the 2004 Equity Plan will be made available from authorized but unissued shares of Common Stock, from treasury shares, or from shares purchased in the open market, or otherwise. Shares initially issued under the 1995 Plan or 2004 Equity Plan that become subject to lapsed or cancelled awards or options will be available for further awards and options under the 2004 Equity Plan.

The objectives of the 2004 Equity Plan are to: (i) attract, motivate, and retain employees, directors, consultants, advisors, and other persons who perform services for the Company by providing compensation opportunities that are competitive with other companies; (ii) provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its affiliates; and (iii) align the long-term financial interests of employees and other individuals who are eligible to participate in the 2004 Equity Plan with those of shareholders. The Board adopted the 2004 Equity Plan in April 2004, at the recommendation of the compensation committee and upon consultation with an independent compensation consultant, subject to the shareholder approval solicited by this Proxy Statement.

DESCRIPTION OF THE 2004 EQUITY PLAN

GENERAL.    The 2004 Equity Plan will be administered by the compensation committee of the Board or such other committee (the “Committee”) consisting of two or more members as may be appointed by the Board to administer the 2004 Equity Plan. If any member of the Committee does not qualify as (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a subcommittee of the Committee shall be appointed to grant awards to Named Executive Officers (as defined below under “Executive Compensation”) and to officers who are subject to Section 16 of the Securities Exchange Act of 1934, and each member of such subcommittee shall satisfy the requirements of (i) and (ii) above. References to the Committee in this summary shall include and, as appropriate, apply to any such subcommittee. Subject to the requirement that shareholder approval be obtained for certain amendments, the 2004 Equity Plan may be amended by the Committee, in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards previously granted under the 2004 Equity Plan, unless the participants affected by such amendment provide their written consent.

Under the 2004 Equity Plan, participants may be granted stock options (incentive and nonqualified), stock appreciation rights (“SARs”), restricted stock, restricted stock units, and performance shares, provided that non-employee directors are not eligible for grants of incentive stock options or performance shares. The number of shares that may be awarded under the 2004 Equity Plan is 5.7 million (5,700,000). Except to the extent the Committee determines that an award shall not comply with the performance-based compensation provisions of Section 162(m) of the Code, the maximum number of shares subject to options and SARs that, in the aggregate, may be granted pursuant to awards in any one calendar year to any one participant shall be five hundred thousand (500,000) shares, and the maximum number of shares of restricted stock and restricted stock units, and performance shares that may be granted, in the aggregate, pursuant to awards in any one calendar year to any one participant shall be five hundred thousand (500,000) shares.

Shares awarded or subject to purchase under the 2004 Equity Plan and under the 1995 Plan, and that are not delivered or purchased, or are reacquired by the Company as a result of forfeiture or termination, expiration, or cancellation of an award, will be again available for issuance under the 2004 Equity Plan.

The Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award. To the extent provided by law, the Committee may delegate to one or more persons the authority to grant awards to individuals who are not Named Executive Officers. As applicable, when used in this description of the 2004 Equity Plan, the Committee also refers to any such individual to whom the Committee has delegated some of its authority to grant awards. The Committee may also provide in option or other agreements relating to awards under the 2004 Equity Plan for automatic accelerated vesting and other rights upon the occurrence of a change in control or upon the occurrence of other events as may be specified in such agreements.

STOCK OPTIONS.    The number of shares subject to a stock option, the type of stock option (i.e., incentive stock option or nonqualified stock option), the exercise price of a stock option (which shall be not less than the fair market value of a share on the date of grant), and the period of exercise (including upon termination of employment) will be determined by the Committee and set forth in an option or other agreement, provided that no option will be exercisable more than ten years after the date of grant.

Options granted under the 2004 Equity Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of, or provision of services by, a participant. The Committee shall determine and set forth in an option or other agreement the extent to which options are exercisable after termination of employment. The Committee may provide for deferral of option gains related to an exercise. The option price upon exercise shall be paid to the Company in full: (a) in cash, (b) by cash equivalent approved by the Committee, (c) by tendering (or attesting to the ownership of) previously acquired shares having an aggregate fair market value at the time of exercise equal to the total exercise option price, or (d) by a combination of (a), (b), and (c). The Committee may also allow cashless exercises as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the 2004 Equity Plan’s purpose and applicable law.

SARs.    SARs granted under the 2004 Equity Plan entitle the grantee to receive an amount payable in shares and/or cash, as determined by the Committee, equal to the excess of the fair market value of a share on the day the SAR is exercised over the specified exercise price, which will not be less than the fair market value of a share on the grant date of the SAR. The exercise period of a SAR may not exceed 10 years. SARs may be granted in tandem with a related stock option or independently. If a SAR is granted in tandem with a stock option, the grantee may exercise the stock option or the SAR, but not both. The Committee shall determine and set forth in an award or other agreement the extent to which SARs are exercisable after termination of employment.

RESTRICTED STOCK/RESTRICTED STOCK UNITS.    Restricted stock awards may be made either alone, in addition to, or in tandem with other types of awards permitted under the 2004 Equity Plan, and may be current grants of restricted stock or deferred grants. The terms of restricted stock awards, including the restriction period, performance targets applicable to the award, and the extent to which the grantee will have the right to receive unvested restricted stock following termination of employment or other events, will be determined by the Committee and be set forth in an agreement relating to such award. The restriction period for restricted stock and restricted stock units that are not subject to performance conditions will not be less than three years (but graded vesting may be provided), and for performance-based awards the restriction period will not be less than one year. Unless otherwise set forth in an agreement relating to a restricted stock award, the grantee of restricted stock shall have all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive dividends, provided that the Committee may require that any dividends on such shares of restricted stock be automatically deferred and reinvested in additional restricted stock or may require that dividends on such shares be paid to the Company to be held for the account of the grantee.

A restricted stock unit is an unsecured promise to transfer a share at a specified future date, such as a fixed number of years, retirement, or other termination of employment (which date may be later than the vesting date of the award at which time the right to receive the share becomes nonforfeitable). Restricted stock units represent the right to receive a specified number of shares at such times, and subject to such restriction period and other conditions, as the Committee determines. A participant to whom restricted stock units are awarded has no rights as a shareholder with respect to the shares represented by the restricted stock units, unless and until shares are actually delivered to the participant in settlement of the award. However, restricted stock units may have dividend-equivalent rights, if provided for by the Committee.

PERFORMANCE SHARES.    Performance shares are awards granted in terms of a stated potential maximum number of shares, with the actual number and value earned to be determined by reference to the satisfaction of performance targets established by the Committee. Such awards may be granted subject to any restrictions, in addition to performance conditions, deemed appropriate by the Committee. Except as otherwise provided in an agreement relating to performance shares, a grantee shall be entitled to receive any dividends declared with respect to shares that have been earned but that have not yet been distributed to the grantee and shall be entitled to exercise full voting rights with respect to such shares.

PERFORMANCE MEASURES.    If awards granted or issued under the 2004 Equity Plan are intended to qualify under the performance-based compensation provisions of Section 162(m) of the Code, the performance measure(s) to be used for purposes of such awards shall be chosen by the Committee from among the following (which may relate to the Company or a business unit, division, or subsidiary): earnings, earnings per share, consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation, and amortization), gross margin, gross margin growth, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets, return on capital employed, return on incremental equity, total shareholder return, profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash flow measures, cash flow return, sales, sales volume, revenue per employee, stock price, cost goals, budget goals, business expansion goals, and/or goals related to acquisitions or divestitures. The Committee can establish other performance measures for awards granted to participants that are not Named Executive Officers, or for awards granted to Named Executive Officers that are not intended to qualify under the performance-based compensation provisions of Section 162(m) of the Code. In measuring performance, the Committee may adjust the Company’s financial results to exclude the effect of unusual charges or income items which distort year-to-year comparisons of results and other events, including acquisitions or dispositions of businesses or assets, recapitalizations, reorganizations, or reductions in force. With respect to Named Executive Officers, the Committee shall consider the provisions of Section 162(m) in making adjustments for awards intended to comply with Section 162(m). The Committee may also make adjustments to eliminate the effect of changes in tax or accounting rules and regulations.

REPRICING.    The 2004 Equity Plan prohibits the Company from reducing the exercise price of outstanding options without first receiving shareholder approval.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the current U.S. federal income tax consequences of awards made under the 2004 Equity Plan. This summary is general in nature and is not intended to cover all tax consequences that may apply to participants and the Company. Further, the provisions of the Code and the regulations and rulings thereunder relating to these matters may change.

STOCK OPTIONS.    A participant will not recognize any income upon the grant or purchase of a stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for Company employees) upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over the sum of the exercise price and the amount, if any, paid for the option on an after-tax basis, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option, provided that the incentive stock option is exercised either while the participant is an employee of the Company or within three months (one year if the participant is disabled within the meaning of Section 22(e)(3) of the Code) following the participant’s termination of employment. If shares acquired by such exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize income taxable as ordinary income equal to the excess of (i) the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over (ii) the exercise price, and the Company will be entitled to a corresponding deduction.

SARs.    A participant will not recognize any income upon the grant of a SAR. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for Company employees) upon exercise of a SAR equal to the fair market value of any shares delivered and the amount of cash paid to the participant upon such exercise, and the Company will be entitled to a corresponding deduction.

RESTRICTED STOCK AWARDS.    A participant will not recognize taxable income at the time of the grant of a restricted stock award, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election under a special Code provision to be taxed at the time such restricted stock award is granted. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for Company employees) at the time the restrictions on such restricted stock award lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by a participant making the above-described special election or upon the lapse of the restrictions is deductible by the Company as compensation expense, except to the extent the limit of Section 162(m) of the Code applies. In addition, a participant receiving dividends with respect to shares subject to a restricted stock award for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation (subject to income tax withholding for Company employees), rather than dividend income, in an amount equal to the dividends paid, and the Company will be entitled to a corresponding deduction.

RESTRICTED STOCK UNITS.    A participant will not recognize taxable income at the time of the grant of a restricted stock unit, and the Company will not be entitled to a tax deduction at such time. When the participant receives shares pursuant to a restricted stock unit, the federal income tax consequences applicable to restricted stock awards, described above, will apply.

PERFORMANCE SHARE AWARDS.    A participant will not recognize taxable income upon the grant of a performance share award, and the Company will not be entitled to a tax deduction at such time. Upon the settlement of a performance share award, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for Company employees) in an amount equal to the fair market value of any shares delivered and the amount of cash paid to the participant, and the Company will be entitled to a corresponding deduction.

COMPLIANCE WITH SECTION 162(m) OF THE CODE.    Section 162(m) of the Code denies an income tax deduction to an employer for certain compensation in excess of $1,000,000 per year paid by a publicly traded corporation to a Named Executive Officer. Compensation realized with respect to stock options awarded under the 2004 Equity Plan, including upon exercise of a nonqualified stock option or upon a disqualifying disposition of an incentive stock option, as described above, will be excluded from this deductibility limit if it satisfies certain requirements, including a requirement that the 2004 Equity Plan be approved by the company’s shareholders at the Annual Meeting. In addition, other types of awards under the 2004 Equity Plan may be excluded from this deduction limit if they are conditioned on the achievement of one or more of the performance measures described above, as required by Section 162(m) of the Code. To satisfy the requirements that apply to “performance-based” compensation, those performance measures must be approved by our current shareholders, and approval of the Plan will also constitute approval of those measures.

2004 EQUITY PLAN AWARDS

No awards have been granted yet under the 2004 Equity Plan, and the grants that will be made under the 2004 Equity Plan are not currently determinable. The Committee will make future awards at its discretion, subject to the limits stated in the 2004 Equity Plan.

VOTE REQUIRED

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the 2004 Equity Plan, provided that at least a majority of the outstanding shares of Common Stock are voted for or against, or abstain from voting on, the 2004 Equity Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2004 EQUITY PLAN, INCLUDING THE MATERIAL TERMS OF THE PERFORMANCE MEASURES UNDER WHICH CERTAIN AWARDS MAY BE GRANTED. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

PROPOSAL THREE:

APPROVAL OF 2004 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN

The Board is proposing for approval by the shareholders the 2004 Non-Employee Director Equity Incentive Plan (the “2004 Director Plan”). The following description of the material features of the 2004 Director Plan is a summary and is qualified in its entirety by reference to the 2004 Director Plan, a copy of which is attached to this Proxy Statement as Appendix C. Among the material matters for consideration in approving the 2004 Director Plan are the following:

•	The Board is proposing the 2004 Director Plan to replace the previously existing Amended and Restated Non-Employee Director Stock Option Plan (the “Prior Director Plan”), which was placed into effect in December 1993 and the share authorization for which expired in December 2003;

•	Assuming shareholder approval, the total number of shares available for award under the 2004 Director Plan will be 570,000, plus lapsed or cancelled awards or options from grants outstanding at the time of shareholder approval under the Prior Director Plan; and

•	The 2004 Director Plan, as proposed, fulfills the Company’s needs for equity-based awards to directors for the next several years, provides for express limits on the use of certain types of awards or practices (such as no discounted options and no option re-pricing absent prior shareholder approval), and provides for continued incentives to attract and retain outside directors of the highest quality to foster the Company’s growth and success.

The shares to be delivered under the 2004 Director Plan will be made available from authorized but unissued shares of Common Stock, from treasury shares, or from shares purchased in the open market, or otherwise. Shares initially issued under the Prior Director Plan or 2004 Director Plan that become subject to lapsed or cancelled awards or options will be available for further awards and options under the 2004 Director Plan.

The objectives of the 2004 Director Plan are to: (i) provide incentives to non-employee directors; (ii) attract, motivate, and retain directors; and (iii) align the interests of non-employee directors with those of shareholders. The Board adopted the 2004 Director Plan in April 2004, at the recommendation of the compensation committee and upon consultation with an independent compensation consultant, subject to the shareholder approval solicited by this Proxy Statement.

DESCRIPTION OF 2004 DIRECTOR PLAN

GENERAL.    The 2004 Director Plan will be administered by the compensation committee of the Board or such other committee (the “Committee”) consisting of two or more members as may be appointed by the Board to administer the 2004 Director Plan. Subject to the requirement that shareholder approval be obtained for certain amendments, the 2004 Director Plan may be amended by the Committee, in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards previously granted under the 2004 Director Plan, unless the participants affected provide their written consent.

Under the 2004 Director Plan, directors may be granted stock options, stock appreciation rights (“SARs”), restricted stock, and restricted stock units. The number of shares that may be awarded under the 2004 Director Plan is five hundred and seventy thousand (570,000).

Shares awarded or subject to purchase under the 2004 Director Plan or Prior Director Plan that are not delivered or purchased, or are reacquired by the Company as a result of forfeiture or termination, expiration or cancellation of an award, will be again available for issuance under the 2004 Director Plan.

AUTOMATIC FORMULA GRANTS.    The 2004 Director Plan provides that on the date of each annual shareholders meeting, each director shall be granted an option to purchase twenty thousand (20,000) shares at an exercise price equal to one hundred percent (100%) of the fair market value of a share on such grant date, provided that each individual when first elected or appointed to serve as a director shall instead be granted an option to purchase sixty thousand (60,000) shares at an exercise price equal to one hundred percent (100%) of the fair market value of a share on that date for the first year of service. Notwithstanding the formula grant provisions set forth in this paragraph, if a director has already been granted options to purchase 100,000 or more shares pursuant to the automatic formula provision under the Prior Director Plan and/or the 2004 Director Plan, no further options will be granted to such director pursuant to the formula provision. In lieu of automatic option grants, the Committee in its discretion may substitute shares of restricted stock or restricted stock units, at the rate of one-half of a share of restricted stock or one-half of a restricted stock unit for every option to purchase one share of common stock. The 60,000 share initial option granted pursuant to this paragraph, or restricted stock or units granted in lieu thereof, shall vest twenty percent (20%) per year, beginning on the first anniversary of the grant date. Each 20,000 share annual option granted pursuant to this paragraph, or restricted stock or units granted in lieu thereof, shall vest thirty-three and one-third percent (33 1/3%) per year, beginning on the first anniversary of the grant date.

In addition to the formula option grants set forth in the preceding paragraph, the Committee may make additional grants and will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award. The Committee may provide in the agreements relating to awards under the 2004 Director Plan for automatic accelerated vesting and other rights upon the occurrence of a change in control or upon the occurrence of other events, as may be specified in such agreements.

STOCK OPTIONS.    The number of shares subject to a stock option, the exercise price of a stock option (which shall be not less than the fair market value of a share on the date of grant), and the period of exercise (including upon termination of services as a director) will be determined by the Committee and set forth in an option agreement, provided that no option will be exercisable more than ten years after the date of grant.

Options granted under the 2004 Director Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the provision of services by a director. The Committee shall determine and set forth in the option agreement the extent to which options are exercisable after termination of services. The Committee may provide for deferral of option gains related to an exercise. The option price upon exercise shall be paid to the Company in full: (a) in cash, (b) by cash equivalent approved by the Committee, (c) by tendering (or attesting to the ownership of) previously acquired shares having an aggregate fair market value at the time of exercise equal to the total option exercise price, or (d) by a combination of (a), (b), and (c). The Committee may also allow cashless exercises as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the 2004 Director Plan’s purpose and applicable law.

SARs.    SARs granted under the 2004 Director Plan entitle the grantee to receive an amount payable in shares and/or cash, as determined by the Committee, equal to the excess of the fair market value of a share on the day the SAR is exercised over the specified exercise price, which will not be less than the fair market value of a share on the grant date of the SAR. The exercise period of a SAR may not exceed ten years. SARs may be granted in tandem with a related stock option or independently. If a SAR is granted in tandem with a stock option, the grantee may exercise the stock option or the SAR, but not both. The Committee shall determine and set forth in the award agreement the extent to which SARs are exercisable after termination of services as a director.

RESTRICTED STOCK/RESTRICTED STOCK UNITS.    Restricted stock awards may be made either alone, in addition to, or in tandem with other types of awards permitted under the 2004 Director Plan, and may be current grants of restricted stock or deferred grants. The terms of restricted stock awards, including the restriction period, and the extent to which the grantee will have the right to receive unvested restricted stock following termination of services or other events, will be determined by the Committee and set forth in the agreement relating to such award. The restriction period for restricted stock and restricted stock units that are not subject to performance conditions will not be less than three years (but graded vesting may be provided), and the restriction period for performance-based awards will not be less than one year. Unless otherwise set forth in an agreement relating to a restricted stock award, the grantee of restricted stock shall have all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive dividends, provided that the Committee may require that any dividends on such shares of restricted stock be automatically deferred and reinvested in additional restricted stock or may require that dividends on such shares be paid to the Company to be held for the account of the grantee.

A restricted stock unit is an unsecured promise to transfer a share at a specified future maturity date, such as a fixed number of years, retirement from the Board, or other termination of service as a director (which date can be later than the vesting date of the award at which time the right to receive the share becomes nonforfeitable). Restricted stock units represent the right to receive a specified number of shares at such times, and subject to such restriction period and other conditions, as the Committee determines. A participant to whom restricted stock units are awarded has no rights as a shareholder with respect to the shares represented by the restricted stock units, unless and until shares are actually delivered to the participant in settlement of the award. However, restricted stock units may have dividend-equivalent rights, if provided for by the Committee.

REPRICING.    The 2004 Director Plan prohibits the Company from reducing the exercise price of outstanding options without first receiving shareholder approval.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the current U.S. federal income tax consequences of awards made under the 2004 Director Plan. This summary is general in nature and is not intended to cover all tax consequences that may apply to participants and the Company.

STOCK OPTIONS.    A participant will not recognize any income upon the grant or purchase of a stock option. A participant will recognize income taxable as ordinary income upon exercise of a stock option equal to the excess of the fair market value of the shares purchased over the sum of the exercise price and the amount, if any, paid for the option on an after-tax basis, and the Company will be entitled to a corresponding deduction.

SARs.    A participant will not recognize any income upon the grant of a SAR. A participant will recognize income taxable as ordinary income upon exercise of a SAR equal to the fair market value of any shares delivered and the amount of cash paid by the Company upon such exercise, and the Company will be entitled to a corresponding deduction.

RESTRICTED STOCK AWARDS.    A participant will not recognize taxable income at the time of the grant of a restricted stock award, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election under a special Code provision to be taxed at the time such restricted stock award is granted. If such election is not made, the participant will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions is deductible by the Company as compensation expense. In addition, a participant receiving dividends with respect to shares subject to a restricted stock award for which the above-described election has not been made and prior to the time the restrictions lapse will recognize income taxable as ordinary income, rather than dividend income, in an amount equal to the dividends paid, and the Company will be entitled to a corresponding deduction.

RESTRICTED STOCK UNITS.    A participant will not recognize taxable income at the time of the grant of a restricted stock unit, and the Company will not be entitled to a tax deduction at such time. When the participant receives shares pursuant to a restricted stock unit, the federal income tax consequences applicable to restricted stock awards, described above, will apply.

2004 DIRECTOR PLAN AWARDS

No awards have been granted yet under the 2004 Director Plan, and the grants (other than the automatic formula grants) that will be made under the 2004 Director Plan are not currently determinable. Except for the formula grants, the Committee will make future awards at its discretion.

VOTE REQUIRED

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the 2004 Director Plan, provided that at least a majority of the outstanding shares of Common Stock are voted for or against, or abstain from voting on, the 2004 Director Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2004 DIRECTOR PLAN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

PROPOSAL FOUR:

APPROVAL OF EXECUTIVE ANNUAL INCENTIVE PLAN

The Board of Directors adopted the MPS Group, Inc. Executive Annual Incentive Plan (the “2004 Incentive Plan”) effective as of January 1, 2004, and is proposing the 2004 Incentive Plan for approval by the shareholders of the Company. Shareholder approval of the 2004 Incentive Plan is sought in order to qualify the 2004 Incentive Plan under Section 162(m) of the Code and to, thereby, allow the Company to deduct for federal income tax purposes most or all compensation paid under the 2004 Incentive Plan to Named Executive Officers (as defined below under “Executive Compensation”). Among the material matters for consideration in approving the 2004 Incentive Plan are the following:

•	The Board of Directors is proposing to replace the existing Senior Executive Annual Incentive Plan (the “Prior Incentive Plan”), which was approved by the compensation committee and has guided the Company’s executive incentive compensation practices since 1999; and

•	Assuming approval, the 2004 Incentive Plan is intended to modernize and update the terms and conditions for incentive compensation, improve the performance measures available for objective setting, and to allow for maximum tax deductibility of executive compensation.

GENERAL

The purpose of the 2004 Incentive Plan is to further the growth and financial success of the Company by offering performance incentives to designated executives who have significant responsibility for such success. The 2004 Incentive Plan will be administered by the compensation committee or other committee designated by the Board (the “Committee”), subject to the Committee’s right to delegate to the chief executive officer, and others, responsibility for administration of the 2004 Incentive Plan. To the extent such a delegation of authority has been made, the term “Committee” in this Proposal Four should be read as “Committee or its delegate”. Persons eligible to participate in the 2004 Incentive Plan are the executive officers and other executives of the Company, its operating units, or its affiliates, who are in management positions designated as eligible for participation by the Committee or its designee. The 2004 Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

The 2004 Incentive Plan may be amended, suspended, or terminated by the Committee at any time, subject to ratification by the Board and to the consent of each participant whose rights with respect to an award that has been determined and approved would be adversely affected. Unless terminated, the 2004 Incentive Plan will remain in effect until awards thereunder are paid for the Company’s fiscal year ending in 2008.

AWARDS UNDER THE INCENTIVE PLAN

Prior to, or as soon as practical after, the commencement of each fiscal year, the Committee will establish plan rules for that year with respect to the following matters: (a) employees who are eligible to participate; (b) the performance objectives for each participant, which performance objectives will include one or more of the performance measures set forth below; (c) the target award, maximum award, and threshold award that can be received by each participant, and the method for determining such award; (d) the form of payment of an incentive award; and (e) the times and conditions subject to which any incentive award may become payable. Performance measures for Named Executive Officers will include one or more of the following (which may relate to the Company or a business unit, division, or subsidiary): earnings, earnings per share, consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation, and amortization), gross margin, gross margin growth, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets, return on capital employed, return on incremental equity, total shareholder return, profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash flow measures, cash flow return, sales, sales volume, revenue per employee, stock price, cost goals, budget goals, business expansion goals, and/or goals related to acquisitions or divestitures.

After the end of each fiscal year, the Committee will certify the extent to which the performance objectives have been achieved for that year. In measuring performance, the Committee may adjust the Company’s financial results to exclude the effect of unusual charges or income items which distort year-to-year comparisons of results and other events, including acquisitions or dispositions of businesses or assets, recapitalizations, reorganizations, or reductions in force. With respect to Named Executive Officers, the Committee shall consider the provisions of Section 162(m) in making adjustments for awards intended to comply with Section 162(m). The Committee may also make adjustments to eliminate the effect of changes in tax or accounting rules and regulations. The percentage of pay at risk under the 2004 Incentive Plan is increased by position according to relative levels of responsibility and influence on business unit and corporate objectives. The award percentage is discounted for performance below target down to a minimum threshold at which no bonus is due, and an enhanced payout percentage is provided to motivate performance above target up to a maximum.

Incentive awards shall be approved by the Committee, subject to ratification by the Board when required under the 2004 Incentive Plan or elected by the Committee, based on the 2004 Incentive Plan rules then in effect and the achievement of performance criteria as certified by the Committee. The Committee may in its discretion grant awards to deserving participants, except certain Named Executive Officers, notwithstanding levels of achievement of performance criteria. The maximum award that may be paid to an individual participant for a plan year shall be $3 million.

Awards will generally be made in lump sum cash payments, or in such other form as the Committee may specify at the beginning of the year. Payment will be made as soon as practicable after the determination of awards.

A partial incentive award may be authorized by the Committee for a participant who is terminated without cause, or who terminates for good reason, or who retires, dies, or becomes permanently and totally disabled during the fiscal year. Otherwise, no award will be paid to a participant who is not an active employee of the Company, an operating unit, or an affiliate at the end of the fiscal year to which the award relates. In general, and unless with respect to some or all participants the Committee has established a different rule, upon the occurrence of a change in control, the participant’s incentive award for that year will be deemed to have been fully earned for the year, with deemed performance at the greater of target award level or the actual level of achievement of the performance objectives to the date of the change in control, and will be prorated for the portion of the year that has elapsed, and will be paid within thirty days after the effective date of the change in control.

FEDERAL INCOME TAX CONSEQUENCES

An award under the 2004 Incentive Plan will constitute compensation taxable as ordinary income (and subject to income tax withholding) to the participant to the extent it is paid in cash or immediately available equity-based awards. Generally, the Company will be entitled to a corresponding deduction.

Section 162(m) of the Code limits to $1,000,000 the amount of compensation that may be deducted by the Company in any tax year with respect to a Named Executive Officer, with an exception for certain performance-based compensation. The 2004 Incentive Plan is designed, and is to be administered, to qualify payments to Named Executive Officers for that performance-based exception.

2004 INCENTIVE PLAN AWARDS

For fiscal year 2004, each Named Executive Officer currently serving as an employee and certain other executives have been granted an opportunity to receive a cash incentive award under the 2004 Incentive Plan based upon performance objectives established with respect to fiscal year 2004. Because the performance periods have not yet been completed, the amount of annual incentive compensation to be paid in the future to the Company’s current or future Named Executive Officers and other executives cannot be determined at this time. Actual amounts will depend on actual performance measured against the attainment of the pre-established performance goals.

VOTE REQUIRED

Assuming the presence of a quorum, the 2004 Incentive Plan will be approved if more votes are cast in favor of approving it than against it.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2004 INCENTIVE PLAN, INCLUDING THE MATERIAL TERMS OF THE PERFORMANCE MEASURES UNDER WHICH CERTAIN AWARDS MAY BE GRANTED. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

PRINCIPAL SHAREHOLDERS AND SECURITIES

OWNERSHIP OF MANAGEMENT

The following table shows the beneficial ownership of Common Stock as of April 15, 2004 of: (i) each director and nominee for director, (ii) the Named Executive Officers, as defined below in the section of this Proxy Statement entitled “Executive Compensation”, (iii) those persons known to the Company to be beneficial owners of more than 5% of its outstanding Common Stock, and (iv) all directors and executive officers as a group. Unless otherwise indicated, each of the shareholders listed below exercises sole voting and dispositive power over the shares.

	Shares Beneficially Owned
Name	Number	Percent(1)
Derek E. Dewan(2)	3,092,700	2.87%
Timothy D. Payne(3)	1,221,478	1.14%
T. Wayne Davis(4)	482,067	*
Peter J. Tanous (5)	179,667	*
John R. Kennedy(6)	232,667	*
Michael D. Abney(7)	505,539	*
William M. Isaac(8)	92,667	*
Darla D. Moore(9)	33,667	*
Arthur B. Laffer(10)	22,000	*
Robert P. Crouch(11)	667,888	*
Richard L. White(12)	84,640	*
Gregory D. Holland(13)	56,557	*
Tyra H. Tutor(14)	53,601	*
Barclays Global Investors, N.A.(15)	7,549,670	7.14%
FMR Corp.(16)	7,283,600	6.89%
T. Rowe Price Associates, Inc.(17)	7,412,600	7.01%
Dimensional Fund Advisors Inc.(18)	6,547,800	6.19%
All directors and executive officers as a group (13 persons)(19)	6,725,138	6.07%

*    Indicates less than 1%.

(1)	Percentage is determined on the basis of 105,748,938 shares of Common Stock outstanding as of April 15, 2004, plus shares of Common Stock deemed outstanding pursuant to Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended.

(2)	Mr. Dewan’s shares consist of: (i) 10,100 shares held in his name; (ii) 2,122,600 shares held pursuant to options that are exercisable within 60 days of April 15, 2004; and (iii) 960,000 restricted shares that will vest on March 29, 2006, unless there is a change in control of the Company, Mr. Dewan dies or is disabled, Mr. Dewan is removed from the Board, or certain other events occur, in which case all restricted shares shall immediately vest.

(3)	Mr. Payne’s shares consist of: (i) 50,000 shares held in his name; (ii) 160,000 restricted shares; (iii) 810 shares held in the Company’s 401(k) plan; and (iv) 1,010,668 shares held pursuant to options that are exercisable within 60 days of April 15, 2004.

(4)	Mr. Davis’ shares consist of: (i) 190,000 shares held in his name; (ii) 30,000 shares held by Tine W. Davis Family-WD Charities, Inc., a foundation over which Mr. Davis has sole voting and dispositive power; (iii) 5,400 shares held in Mr. Davis’ wife’s name; and (iv) 256,667 shares held pursuant to options that are exercisable within 60 days of April 15, 2004.

(5)	Mr. Tanous’ shares consist of: (i) 3,000 shares held in his name; and (ii) 176,667 shares held pursuant to options that are exercisable within 60 days of April 15, 2004.

(6)	Mr. Kennedy’s shares consist of: (i) 8,000 shares held in his name; and (ii) 224,667 shares held pursuant to options that are exercisable within 60 days of April 15, 2004.

(7)	Mr. Abney’s shares consist of: (i) 12,820 shares held in his name; (ii) 2,719 shares held in his son’s name; and (iii) 490,000 shares held pursuant to options that are exercisable within 60 days of April 15, 2004.

(8)	Mr. Isaac’s shares consist of 92,667 shares held pursuant to options that are exercisable within 60 days of April 15, 2004.

(9)	Ms. Moore’s shares consist of: (i) 3,000 shares held in her name; and (ii) 30,667 shares held pursuant to options that are exercisable within 60 days of April 15, 2004.

(10)	Dr. Laffer’s shares consist of: (i) 10,000 shares held in his name; and (ii) 12,000 shares held pursuant to options that are exercisable within 60 days of April 15, 2004.

(11)	Mr. Crouch’s shares consist of: (i) 22,500 shares held in his name; (ii) 80,000 restricted shares; (iii) 3,164 shares held in the Company’s 401(k) plan; and (iv) 562,224 shares held pursuant to options that are exercisable within 60 days of April 15, 2004.

(12)	Mr. White’s shares consist of: (i) 1,306 shares held in the Company’s employee stock purchase plan; (ii) 20,000 restricted shares; and (iii) 63,334 shares held pursuant to options that are exercisable within 60 days of April 15, 2004.

(13)	Mr. Holland’s shares consist of: (i) 1,000 shares held in his name; (ii) 15,000 restricted shares; and (iii) 40,557 shares held pursuant to options that are exercisable within 60 days of April 15, 2004.

(14)	Ms. Tutor’s shares consist of: (i) 1,000 shares held in her name; (ii) 15,000 restricted shares; and (iii) 37,601 shares held pursuant to options that are exercisable within 60 days of April 15, 2004.

(15)	Based on information the Company obtained from Barclays Global Investors, N.A.’s Schedule 13G filed as of December 31, 2003, the business address of Barclays Global Investors, N.A. is 45 Fremont Street, San Francisco, California 94105. Barclays Global Investors N.A. reports to have sole voting power for 6,856,309 shares of Common Stock and shared dispositive power for 0 shares of Common Stock.

(16)	Based on information the Company obtained from the Schedule 13G/A filed jointly by FMR Corp., Edward C. Johnson 3d, and Abigail P. Johnson as of December 31, 2003, the business address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. FMR Corp. reports to have sole voting power for 180,800 shares of Common Stock and shared dispositive power for 0 shares of Common Stock. These shares are held by various subsidiaries of FMR Corp., including Fidelity Management & Research Company and Geode Capital Management, LLC, both as investment advisers, and Fidelity Management Trust Company, a bank serving as investment manager of the institutional account(s). According to the Schedule 13G/A, Edward C. Johnson 3d and Abigail P. Johnson, along with other unnamed members of the Johnson family, may be deemed to control FMR Corp. through their ownership of its voting common stock and their execution of a voting agreement with all holders of the voting common stock.

(17)	Based on information the Company obtained from T. Rowe Price Associates, Inc.’s Schedule 13G filed as of December 31, 2003, the business address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Associates, Inc. reports to have sole voting power for 2,174,800 shares of Common Stock and shared dispositive power for 0 shares of Common Stock.

(18)	Based on information the Company obtained from Dimensional Fund Advisors Inc.’s Schedule 13G filed as of December 31, 2003, the business address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Dimensional Fund Advisors Inc. reports to have sole voting power for 6,547,800 shares of Common Stock and shared dispositive power for 0 shares of Common Stock. These shares are held by registered investment companies, commingled group trusts, and separate accounts for which Dimensional Fund Advisors, Inc. serves as investment adviser or manager.

(19)	Includes 5,120,319 shares held pursuant to options that are exercisable within 60 days of April 15, 2004.

COMPENSATION COMMITTEE REPORT

The following Compensation Committee Report and Comparative Stock Performance does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates this Report or Comparative Stock Performance by reference therein.

COMPENSATION PHILOSOPHY.    The Company’s executive compensation philosophy is to attract and retain high quality executive talent, award pay for performance that drives corporate strategic goals and rewards individual achievement, and provide for meaningful long-term incentives generally in the form of equity-based compensation that more closely align management and shareholder interests and link executive compensation to common stock performance. Thus, the primary components of executive compensation include base salary, annual incentive pay, and equity-based participation.

Among the primary assets of an international services business, such as the Company, are the insight, ingenuity, relationships, and experience of its people, and it is this vital investment in human capital that the compensation committee seeks to secure and maximize with a fair and competitive executive compensation system. The compensation committee emphasizes that only through the efforts of dedicated, highly motivated employees and executives can the Company meet its goals and succeed in what is a highly competitive and dynamic industry. In setting executive compensation, the compensation committee looks to the compensation practices of international services businesses generally, and the personnel services industry in particular, and also considers the marketplace for executives with similar experience and abilities. The Company does not rely solely on data from firms in the Self-Determined Peer Group shown in the Comparative Stock Performance graph and table, because the market for the executives that the Company seeks to attract and retain is broader than its direct competitors. The compensation committee’s intent is to set the level of compensation commensurate with the total compensation level of the industry and marketplace. The compensation committee also considers past pay and awards in its analysis.

In 2003, the compensation committee retained an outside compensation consultant to conduct a review of the Company’s executive and senior management compensation levels and practices. The purpose of the review was to supplement and update the last such analysis by an outside compensation consultant which was commissioned by the Company in 1999. At the conclusion of this review in March 2004, the consultant recommended improvements and enhancements to certain components of executive compensation. The compensation committee reviewed these recommendations and adopted several changes which will be applicable to executive compensation beginning in 2004. Some of these changes are described elsewhere in this Proxy Statement in the sections entitled: “Proposal Two: Approval of the 2004 Equity Incentive Plan” and “Proposal Four: Approval of the Executive Annual Incentive Plan.”

BASE SALARIES.    The compensation committee believes competitive base salaries are an important element of attracting and retaining key individuals that are vital to the Company’s success. The committee believes salary levels of the executive officers were reasonable and competitive in 2003. The salaries earned by the chief executive and chief financial officers in 2003, which appear below in the Summary Compensation Table, were maintained at their prior year level in accordance with this outlook and the committee’s practices.

ANNUAL INCENTIVE PLAN.    The compensation committee was guided in setting annual incentive awards for executives and senior managers by the Senior Executive Annual Incentive Plan (the “Incentive Plan”), which was established with the assistance of an outside compensation consultant and has guided the Company every year since its adoption in 1999. The Incentive Plan provides for a targeted percentage of base salary to be awarded each participant depending on performance of individual, business unit, and corporate goals. The percentage of pay at risk is increased by position according to relative levels of responsibility and influence on business unit and corporate objectives. The award percentage is discounted for performance below target down to a minimum threshold at which no bonus is due, and an enhanced payout percentage is provided to motivate performance above target up to a maximum. Bonuses were paid to the executive officers for 2003 in accordance with these practices, as reflected below in the Summary Compensation Table, as incentive targets were exceeded for the year.

EQUITY PARTICIPATION.    The compensation committee believes that, to encourage the long-term growth of shareholder value, each executive officer should have some form of equity participation. Thus, each of the executive officers participates in stock ownership through either pre-existing stock ownership, stock options, or restricted stock. In light of the outside compensation consultant review described above which was in progress during 2003, and in view of commentary and reports throughout 2003 concerning potential changes in the accounting for equity-based incentive awards, management recommended to the compensation committee that it would be in the best interests of the Company to defer consideration of equity-based incentive awards until the consultant’s review was complete and the state of accounting rule changes was clearer. Accordingly, the committee made no equity-based incentive awards to any executive officer during 2003. In determining the amount and nature of new equity awards for executive officers, the committee considers the amount and nature of prior equity incentive awards to such persons.

CEO COMPENSATION.    Mr. Payne’s base annual compensation of $500,000 was set by agreement, and he received $591,000 in incentive compensation for attainment of goals under the formula set for the Incentive Plan for 2003. As discussed above, no equity-based incentive awards were made in 2003 to any executives, including Mr. Payne. In considering future equity-based incentive grants to Mr. Payne, the committee will take past such awards into consideration in its evaluation of whether to make any such future grants and, if so, the size of the grants.

As it has done in the past, the committee intends to design future compensation awards for the executive officers so that the Company’s tax deduction for compensation is maximized without limiting the committee’s flexibility to attract and retain qualified executives to manage the Company. The committee will not necessarily limit executive compensation to the limit under Section 162(m) of the Code, which generally limits deductions for compensation paid to the executive officers named in the Summary Compensation Table to $1,000,000 unless certain requirements are met. The committee will consider various alternatives to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

Interpretations of and changes in the tax laws and other factors beyond the committee’s control affect the deductibility of compensation. The committee believes that the Amended and Restated 1995 Stock Option Plan complies with Section 162(m) of the Code and, therefore, stock options, restricted shares, and SARs granted under this plan up to an individual annual aggregate of 500,000 shares would qualify for corporate tax deduction.

The committee exercises judgment and discretion in the information it reviews and the analyses it considers.

The foregoing report has been furnished by:

MPS GROUP, INC.

COMPENSATION COMMITTEE

Compensation Committee Members:

T. Wayne Davis, Chairman        John R. Kennedy        Darla D. Moore

COMPARATIVE STOCK PERFORMANCE

The following graph and table compare the cumulative total shareholder return (stock price appreciation) on the Common Stock with the cumulative total return (stock price appreciation and reinvested dividends) on the S&P 500 index and the common stock of seven companies in the information technology (IT) services, IT solutions, and/or professional services business (the “Self-Determined Peer Group”) as described below, for the period beginning December 31, 1998, and ending December 31, 2003 (the last trading date in the Company’s 2003 fiscal year), assuming the reinvestment of any dividends and assuming the investment of $100 in each. The Common Stock is traded on the NYSE under the symbol MPS.

Total return calculations for the Company, the S&P 500 Index, and the Self-Determined Peer Group were prepared by the Center for Research in Security Prices, The University of Chicago. The Self-Determined Peer Group is composed of the stocks of certain companies selected by the Company in the information technology (IT) services, IT solutions, and/or professional services business, and includes the following companies: CDI Corp., Computer Horizons Corp., Keane, Inc., Kforce Inc., On Assignment, Inc., Robert Half International, Inc., and Sapient Corp. Total returns were calculated based on cumulative total return, assuming the value of the investment in the Common Stock and in each index on December 31, 1998, was $100 and that all dividends were reinvested. The indexes are reweighted daily, using the market capitalization on the previous trading day.

EXECUTIVE COMPENSATION

The Company’s executive officers are Timothy D. Payne, president and chief executive officer; Robert P. Crouch, senior vice president, chief financial officer, and treasurer; Richard L. White, senior vice president and chief information officer; Gregory D. Holland, senior vice president, chief legal officer, and secretary; and Tyra H. Tutor, senior vice president of finance and corporate development.

Mr. Crouch has served as senior vice president, chief financial officer, and treasurer since January 2001. Mr. Crouch joined the Company in November 1995 as director of financial reporting, and in June 1997 was promoted to vice president and controller. Mr. Crouch was named chief accounting officer in 2000. Mr. Crouch is a certified public accountant and is 35 years old.

Mr. White has served as chief information officer since joining the Company in May 2000. Mr. White was promoted to senior vice president in May 2002. From November 1996 to May 2000, Mr. White was vice president and chief information officer at Cellstar Corporation, a global provider of distribution and value-added logistics services to the wireless industry. Mr. White is 45 years old.

Mr. Holland has served as chief legal officer and secretary of the Company since May 2002. Mr. Holland was promoted to senior vice president in April 2004, and was a vice president from January 2001. Mr. Holland joined the Company in October 1997 as associate general counsel and is 38 years old.

Ms. Tutor was promoted to senior vice president of finance and corporate development in April 2004. Ms, Tutor joined the Company in May 1997 as director, office of the chairman, and in March 2000 was promoted to vice president. Ms. Tutor was named vice president of finance and corporate development in January 2001. Ms. Tutor is a certified public accountant and is 35 years old.

The following table summarizes for the last three fiscal years the compensation paid or accrued by the Company for services rendered by persons who served as executive officers of the Company and who were serving the Company as executive officers on December 31, 2003, and whose total salary and bonus exceeded $100,000 during the year ended December 31, 2003 (the “Named Executive Officers”). The Company did not grant any stock appreciation rights or make any long-term incentive plan payouts during the periods shown.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation Awards
	Year	Salary($)	Bonus($)	Restricted Stock Award(s)($)(1)		Securities Underlying Options/SARs		All Other Compensation($)
Timothy D. Payne president and chief executive officer	2003 2002 2001	$500,000 500,000 500,000	$591,000 601,867 332,000	$	— 524,000 787,600	— 500,000 970,667	(3)	$	— 750,000 750,000	(2) (2)

Robert P. Crouch senior vice president, chief financial officer, and treasurer	2003 2002 2001	250,000 250,000 250,000	236,000 240,747 133,000		— 262,000 196,900	— 250,000 776,667	(4)		— — —

Richard L. White senior vice president and chief information officer	2003 2002 2001	200,000 185,000 185,000	158,000 111,345 39,067		— — —	— 60,000 50,000			— — —

Gregory D. Holland senior vice president, chief legal officer, and secretary	2003 2002	155,000 140,000	71,000 72,224		— —	— 50,000			— —

Tyra H. Tutor senior vice president of finance and corporate development	2003	140,000	47,000		—	—			—

(1)	Value of restricted stock shown in table is as of the date of award. As of December 31, 2003, total restricted stock awards outstanding and related fair market values were as follows: Mr. Payne—100,000 shares ($935,000); and Mr. Crouch—50,000 shares ($467,500). The grants to Messrs. Payne and Crouch in 2002 vest in five equal annual installments beginning on January 1, 2003, but may vest earlier upon the Common Stock’s trading price equaling or exceeding $15 per share over a ten consecutive business day period. The awards may also vest earlier upon a change in control of the Company, upon the termination of the employment of the grantee by the Company without cause or by the grantee for good reason, or upon the death or disability of the grantee. Outstanding shares of restricted stock are entitled to vote and to receive dividends when and if declared on the Company’s Common Stock. The grant to Mr. Payne in 2001 (200,000 shares) vested upon the Common Stock’s trading price equaling or exceeding $8 per share. The grant to Mr. Crouch in 2001 (50,000 shares) was originally set to vest in three equal annual installments beginning on the first anniversary of the date of grant. In 2003, the compensation committee accelerated vesting of this award.
(2)	Amount forgiven pursuant to the terms and conditions of a Promissory Note in favor of the Company issued by Mr. Payne in March 2001 in the principal amount of $1,500,000. Mr. Payne voluntarily returned 167,666 options to purchase shares of Common Stock in consideration of the loan from the Company. The note, which bore interest at the rate of 4.86% per annum, was approved by the compensation committee of the Board of Directors.
(3)	470,667 options issued pursuant to the 2001 Voluntary Stock Option Exchange Plan (the “Exchange Plan”), defined below.
(4)	426,667 options issued pursuant to the Exchange Plan.

During 2001, the Company granted options to replace options that had previously been cancelled under a program called the 2001 Voluntary Stock Option Exchange Plan (the “Exchange Plan”). Under the Exchange Plan, all Company employees who had received options under, or who received special grants outside of, the Company’s Amended and Restated 1995 Stock Option Plan were given a choice to cancel stock options granted to them in exchange for new options in the future. The Company completed the Exchange Plan in August 2001.

No options were granted to the Named Executive Officers in 2003. The following table sets forth information regarding the number of options exercised in 2003, the value realized on such exercises, and the value of unexercised options as of December 31, 2003, for each of the Named Executive Officers.

Aggregated Option Exercises in Last Fiscal

Year and Fiscal Year-End Option Values

Name	No. of Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End Exercisable/Unexercisable			Value of Unexercised In-the-Money Options at Fiscal Year End Exercisable/ Unexercisable(1)
Timothy D. Payne	—	—	990,668	/	579,999	$4,177,273	/	$2,615,462
Robert P. Crouch	—	—	552,224	/	274,443	2,135,884	/	1,183,950
Richard L. White	15,000	$81,030	57,084	/	62,916	183,037	/	256,063
Gregory D. Holland	15,000	61,750	40,557	/	38,610	159,283	/	165,427
Tyra H. Tutor	37,334	159,410	37,601	/	54,265	174,464	/	242,953

(1)	The closing price of the Company’s Common Stock on the NYSE on December 31, 2003, the last trading day of the Company’s fiscal year, was $9.35.

EMPLOYMENT AGREEMENTS

Effective November 2000, the Company entered into an Amended and Restated Employment Agreement with Timothy D. Payne that provides for an annual base salary, plus targeted incentive compensation under the incentive plan of 100% of base salary. Pursuant to the agreement, if Mr. Payne’s employment is terminated by the Company without cause or by Mr. Payne for good reason, he will receive a lump sum payment equal to three (3) times the sum of (i) his base salary as of the date of termination and (ii) his target bonus opportunity under the incentive plan based on the target bonus opportunity for the year of termination. In addition, in the event of termination of his employment by the Company without cause or by Mr. Payne for good reason, or if there is a change in control of the Company, the agreement provides for the automatic vesting of any unvested stock options and all unvested restricted stock held by Mr. Payne on such date. The term of this employment agreement expires every December 31st, subject to an automatic one-year renewal, unless terminated by either party in accordance with the terms of the employment agreement.

Effective January 2001, the Company entered into an Amended and Restated Employment Agreement with Robert P. Crouch that provides for an annual base salary, plus targeted incentive compensation opportunity under the incentive plan of 80% of base salary. Pursuant to the agreement, if Mr. Crouch’s employment is terminated by the Company without cause or by Mr. Crouch for good reason, he will receive a lump sum payment equal to two (2) times the sum of (i) his base salary as of the date of termination and (ii) his target bonus opportunity under the incentive plan based on the target bonus opportunity for the year of termination. In addition, in the event of termination of his employment by the Company without cause or by Mr. Crouch for good reason, or if there is a change in control of the Company, the agreement provides for the automatic vesting of any unvested stock options and all unvested restricted stock held by Mr. Crouch on such date. The term of this employment agreement expires every December 31st, subject to an automatic one-year renewal, unless terminated by either party in accordance with the terms of the employment agreement.

Effective January 2003, the Company entered into Employment Agreements with Richard L. White, Gregory D. Holland, and Tyra H. Tutor, that provide for an annual base salary plus a targeted incentive compensation opportunity under the incentive plan, to be set periodically by the Company for each executive. Pursuant to each of the agreements, if the executive’s employment with the Company is terminated by the Company, other than for circumstances equating to good cause, the executive will receive payment equal to his or her base salary as of the date of termination and target bonus opportunity under the incentive plan based on the target bonus opportunity for the year of termination. In addition, if there is a change in control of the Company, each of the agreements provides for the automatic vesting of any unvested stock options held by the executive on such date. The term of each of these employment agreements continues for a period of indefinite duration, through and until either party terminates the agreement upon at least ten days notice, or immediately upon the executive’s death or disability.

DIRECTORS’ COMPENSATION

For 2003, each non-employee director received from the Company an annual retainer of $40,000, accrued and payable in quarterly installments. In 2003, the Board fees were paid as follows: attendance fees for Board Meetings were $3,000 per meeting ($1,000 for telephonic meetings); audit committee chair fee was $10,000 for the year, and all other committee chair fees were $5,000; for committee meetings not held on the day of a regularly scheduled Board meeting committee attendance fees were $1,500 per meeting for audit committee meetings ($1,000 for telephonic meetings), and $1,000 per meeting for all other committee meetings ($500 for telephonic meetings).

Effective March 2001, the Company entered into a Chairman Employment Agreement with Derek E. Dewan that provides for an annual salary of $200,000. Pursuant to the agreement, if Mr. Dewan’s employment is terminated by the Company for any reason, subject to limited exceptions, he will receive a lump sum payment equal to the full, undiscounted value of his remaining aggregate compensation and benefits, and will be entitled to begin receiving any retirement benefits under Company plans. The agreement also provides that the Company will provide Mr. Dewan, his spouse, and their dependents major medical health and hospital coverage until he reaches age 65, regardless of whether the agreement is earlier terminated by Mr. Dewan or the Company for any reason. The agreement expires on its fifth anniversary, subject to an automatic one-year renewal unless terminated by either party at least 90 days prior to the expiration of the initial term or any one-year extension. This agreement does not provide for any incentive compensation, and Mr. Dewan receives no Board fees. In addition, Mr. Dewan received other compensation in 2003 in the amount of $47,778 due to disability and life insurance premiums paid on his behalf.

The Company currently maintains an Amended and Restated Non-Employee Director Stock Plan (the “Non-Employee Director Plan”), but solely for purposes of administering preexisting grants, as the share authorization thereunder expired in December 2003. The Board proposes for shareholder approval at the Annual Meeting a new 2004 Non-Employee Director Equity Incentive Plan. The key features of the new plan, including formula grants, are described above under “Proposal Three: Approval of the 2004 Non-Employee Director Equity Incentive Plan.”

The Company maintains directors and officers liability insurance coverage individually insuring the directors and officers of the Company against losses that they may become legally obligated to pay resulting from their actions or omissions while performing duties on behalf of the Company.

EQUITY COMPENSATION PLANS

The following table sets forth certain information, as of December 31, 2003, with respect to the Company’s equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights(1)	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
1995 Plan(2)	8,959,576	$6.08	1,845,388
Non-Employee Director Plan	1,387,333	$7.10	0
2001 Employee Stock Purchase Plan	—	—	482,445
Equity compensation plans not approved by security holders:
Executive Option Plan(3)	950,000	$6.00	0
Compensation Arrangement(4)	500,000	$3.85	0

Total	11,796,909	$6.10	2,327,833

(1)	Upon the expiration, cancellation, or termination of unexercised granted options, shares subject to those options will again be available for the grant of options under the plan. The Company assumed two stock option plans from prior year acquisitions, and the outstanding shares under these plans are not included in the table above. One plan has 2,135 shares outstanding at an average exercise price of $4.24, and the second plan has 764 shares outstanding at an average exercise price of $6.52. No additional shares will be issued under these assumed plans.
(2)	In addition to being available for future issuance upon exercise of options, shares may instead be issued in connection with stock appreciation rights or restricted stock awards.
(3)	The Executive Option Plan was approved by the compensation committee and was effective January 1999 between Mr. Dewan and the Company. These options vested immediately upon grant. These option shares were cancelled and re-issued pursuant to the Exchange Plan on August 13, 2001 at $6.00, the fair market value.
(4)	This individual compensation arrangement was approved by the compensation committee and was effective September 2001 between Mr. Payne and the Company. The last of such arrangement was entered into during 2001. The option grant under this arrangement vests in equal annual installments over a three-year period. The vesting of the option may accelerate upon a change in control, or termination of Mr. Payne’s employment without good cause by the Company or by Mr. Payne for good reason.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

The compensation committee, which was formed in fiscal 1994, is presently comprised of Messrs. Davis and Kennedy, and Ms. Moore, none of whom are employed by the Company. No interlocking relationship exists between the Board of Directors, the compensation committee, or executive officers of the Company, on the one hand, and the board of directors, the compensation committee, or executive officers of another company, on the other hand.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of securities ownership and changes in such ownership with the SEC. The Company is not aware of any failure to timely file any report required by Section 16(a).

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates this Report by reference therein.

The Company’s management is responsible for its internal accounting controls and the financial reporting process. The Company’s independent accountants are responsible for performing an audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for expressing an opinion as to their conformity with generally accepted accounting principles.

In overseeing the preparation of the Company’s financial statements, the audit committee met with both management and the Company’s outside auditors to review and discuss all financial statements prior to their issuance. The audit committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the audit committee, among other things, discussed with PricewaterhouseCoopers LLP matters relating to its independence, including the written disclosures made to the audit committee and the letter as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) addressing the auditors’ independence. The audit committee has considered such discussions and considered whether the provision of non-audit services discussed below under “Independent Certified Public Accountants” is compatible with maintaining PricewaterhouseCoopers LLP’s independence, and has satisfied itself that the provision of these services is so compatible.

In reliance upon the reviews and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The audit committee also selected PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

The foregoing report has been furnished by:

MPS GROUP, INC.

AUDIT COMMITTEE

Audit Committee Members:

Peter J. Tanous (Chairman)    T. Wayne Davis    John R. Kennedy    William M. Isaac    Arthur B. Laffer

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The audit committee has selected the firm of PricewaterhouseCoopers LLP to serve as the independent certified public accountants for the Company for the current fiscal year ending December 31, 2004. That firm has served as the auditors for the Company since 1992. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be accorded the opportunity to make a statement, if they so desire, and to respond to appropriate questions.

Audit and Accounting Related Expenses

For the fiscal years 2003 and 2002, PricewaterhouseCoopers LLP’s charges were as follows:

Type of Fees	2003	2002
Audit fees	$641,663	$586,840
Audit-related fees	102,975	67,595
Tax fees	70,959	89,992
All other fees	—	—

Audit-related fees for both years included fees for services related to audits of benefit plans and review of the Company’s accounting treatment for certain acquisitions. In 2003, audit-related fees included fees for assistance with the Registration Statement on Form S-3 filing related to sales of Common Stock acquired by former shareholders of Elite Medical, Inc. from the acquisition of Elite Medical by the Company in 1992.

Tax fees for both years were for fees associated with tax compliance services.

CODE OF BUSINESS CONDUCT; CORPORATE GOVERNANCE GUIDELINES;

COMMITTEE CHARTERS

The Company has adopted the following principles and statements, copies of each of which are available on our website at www.mpsgroup.com through the “Investors” link:

•	Codes of business conduct and ethics covering our directors, executive officers, including our senior financial officers and employees. If any substantive amendments are made to the ethics codes, the nature of such amendments will be disclosed on our website. In addition, if a waiver from the ethics codes is granted to an executive officer or director, the nature of such waiver will be promptly disclosed on our website;

•	Corporate governance guidelines, which include guidelines for director qualification standards, director responsibilities, director access to management and independent advisors, director compensation and education, succession planning, and annual evaluations of Board performance; and

•	Committee charters for each of the audit, compensation, and corporate governance and nominating committees.

Any interested party may also obtain copies of the foregoing materials and related information by mail c/o the secretary, MPS Group, Inc., 1 Independent Drive, Jacksonville, Florida 32202. The writer should specify the particular information requested.

SHAREHOLDER PROPOSALS

Shareholders are hereby notified that if they wish to include a proposal in the Company’s Proxy Statement and form of proxy relating to the 2005 annual meeting pursuant to Rule 14a-8 as promulgated under the Securities Exchange Act of 1934, a written copy of their proposal must be received at the principal executive offices of the Company no later than December 30, 2004. To ensure prompt receipt by the Company, proposals should be sent certified mail return receipt requested and should otherwise comply with Rule 14a-8.

In accordance with the Company’s bylaws, shareholders who wish to submit a proposal for consideration at the Company’s 2005 annual meeting of shareholders other than pursuant to Rule 14a-8, or who wish to make a nomination for director, must deliver a copy of their proposal or nomination to the Company at its principal executive offices no later than December 30, 2004.

ANNUAL REPORT

A copy of the Company’s Annual Report to Shareholders for the year ended December 31, 2003 accompanies this Proxy Statement. Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 will be provided free of charge upon written request to: Tyra H. Tutor, senior vice president, at 1 Independent Drive, Jacksonville, Florida 32202. Copies of any exhibits to the Annual Report on Form 10-K for the year ended December 31, 2003 will also be furnished on request and upon payment of the Company’s expenses in furnishing the exhibits.

EXPENSES OF SOLICITATION

The cost of soliciting proxies will be borne by the Company. The Company does not expect to pay any compensation for the solicitation of proxies but will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy material to principals and obtaining their proxies. Certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies in addition to solicitation by mail. Should the Company’s management deem it appropriate, the Company may also retain the services of Corporate Communications, Inc. and/or Morrow & Co., Inc. to aid in the solicitation of proxies, for which the Company anticipates it would pay a fee not to exceed, in the aggregate, $10,000 plus reimbursement of expenses.

OTHER MATTERS

The Board of Directors does not know of any other matters to come before the Annual Meeting; however, if any other matters properly come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters. If any other matter should come before the Annual Meeting, such matter will be approved if the number of votes cast in favor of the matter exceeds the number opposed.

Date: April 29, 2004

SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, POSTAGE FOR WHICH HAS BEEN PROVIDED. YOUR PROMPT RESPONSE IS APPRECIATED.

APPENDIX A

MPS GROUP, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee assists the Board in fulfilling its financial and other oversight responsibilities by overseeing the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function and independent auditors. The Committee does not prepare financial statements or issue disclosures and nothing stated herein is intended to diminish the fact that management remains fundamentally responsible for the Company’s financial statements and disclosures and the independent auditors for auditing the annual consolidated financial statements and expressing an opinion as to their conformance with GAAP and for attesting to management’s report on the Company’s internal controls.

The Committee shall prepare an Audit Committee Report as required by the Securities and Exchange Commission for inclusion in the Company’s annual Proxy Statement.

Composition and Authority

The Committee shall be comprised of at least three directors as determined and appointed by the Board, who shall serve at the pleasure of the Board and be subject to removal by the Board in accordance with the Company’s by-laws. The members of the Committee shall meet the expertise, experience and independence standards of any applicable statute, rule and regulation of the Securities and Exchange Commission, and any listing standard or rule of the New York Stock Exchange. At least one member shall be an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission. The Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The Committee has the authority to access such internal or external sources as the Committee may determine to be advisable in fulfilling its duties, including legal counsel, consultants and advisors. The Committee has sole authority to retain and terminate any external counsel, consultant or advisor, including sole authority to approve the fees and other retention terms of any such external counsel, consultant or advisor. The Company shall provide funding, as determined by the Committee, for payment of compensation to the independent auditors and to any advisers the Committee retains.

The Committee may appoint one or more subcommittees and may delegate matters to any subcommittee or individual member to the extent not inconsistent with statute, rules and regulations of the Securities and Exchange Commission, the rules or listing standards of the New York Stock Exchange, or the provisions of this Charter or the Company’s by-laws.

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Committee shall meet regularly with management, as well as regularly with each of the independent auditor and the internal auditor without management present. The Committee shall report its activities and findings to the Board on a regular basis.

Responsibilities and Activities

Review of Financial Statements, Reports and Charter

1. The Committee shall review the Company’s financial statements, reports and other material financial information with the Company’s management, internal auditors and independent accountants, which shall at a minimum include discussion of the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. Reviews shall generally include candid discussions of the quality—not merely the acceptability—of the Company’s accounting principles as applied in its financial reporting. Reviews shall generally occur prior to dissemination of the statement, report or other document to a third party or the public.

2. The Committee shall recommend to the Board whether the annual audited financial statements of the Company should be included in the Company’s Form 10-K for filing with the Securities and Exchange Commission.

3. The Committee shall also discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to securities analysts and rating agencies, which discussion may be generally of the type of information to be included or presentation to be made and need not necessarily be advance discussion of each such earnings release or instance of earnings guidance.

4. The Committee shall review, to the extent it deems necessary or appropriate, any material internal reports prepared by the independent accountants, internal auditors or management.

5. The Committee shall review this Charter on an annual basis, or more frequently as circumstances dictate.

6. The Committee shall perform an annual self-evaluation of its performance.

Relationship with Independent Accountants and Internal Auditors

7. The Committee shall be directly responsible for the appointment, compensation, retention, and termination of the independent accountants, and the independent accountants shall report directly to the Committee. The Committee shall have sole authority to determine the compensation to be paid to the independent accountants for any service. The Committee also shall be responsible for the oversight and evaluation of the work of the independent accountants, including resolution of disagreements between management and the independent accountants.

8. The Committee shall pre-approve all audit and permitted non-audit services provided to the Company by the independent accountants. The Committee may delegate pre-approval authority to a member or members of the Committee or may adopt pre-approval policies and procedures, to the extent permitted by applicable statute, regulation or rule of the Securities and Exchange Act, and any rule or listing standard of the New York Stock Exchange. Any pre-approvals made pursuant to delegated authority or pre-approval policies and procedures must be presented to the full Committee at its next scheduled meeting.

9. The Committee shall receive at least annually a report by the independent accountants describing the independent accountants’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and all relationships between the independent accountants and the Company.

10. The Committee shall receive a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company. The Committee shall actively engage the independent accountants in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and take appropriate action to oversee the independence of the independent accountants.

11. The Committee shall develop the Company’s policies with respect to hiring employees or former employees of the independent accountants.

12. The Committee shall oversee the objectives, activities and staffing of the internal auditors.

Financial Reporting and Auditing Processes

13. The Committee shall discuss with the independent accountants, internal auditors and management the overall scope and plans for their respective audits.

14. The Committee shall review with the independent accountants and internal auditors the results of their reviews and audits, including any audit problems or difficulties and management’s response.

15. The Committee shall review with the independent accountants, the internal auditors and management the adequacy and effectiveness of the Company’s internal controls, including management’s report on the adequacy or effectiveness of internal controls and the fullness and accuracy of the Company’s financial statements. The Committee shall consider the quality of presentation of, among other matters, critical accounting policies, off-balance sheet transactions and financial measures presented on a basis other than in accordance with generally accepted accounting principles.

16. The Committee shall review the quality and appropriateness of the Company’s accounting principles and underlying estimates as applied in its financial reporting, including the independent accountants’ judgments concerning the foregoing.

17. The Committee shall receive a report or report update from the independent accountants, within the time periods prescribed by the rules of the Securities and Exchange Commission, on: all critical accounting policies and practices of the Company; all material alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and other material written communications between the independent accountants and management.

18. The Committee shall, in consultation with the independent accountants, management and the internal auditors, review any major changes or improvements to the Company’s financial and accounting principles and practices and internal controls.

19. The Committee shall discuss with management policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

Ethical and Legal Compliance

20. The Committee shall establish and oversee procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

21. The Committee shall review and approve all transactions to which the Company is a party and in which any director and/or executive officer has a direct or indirect material interest, apart from in their capacity as director and/or executive officer.

22. The Committee shall oversee the development and administration of an appropriate ethics and compliance program, including a code or codes of ethics and business conduct. The Committee shall review requests for and determine whether to grant or deny waivers of the Company’s code of ethics applicable to directors and executive officers.

In addition, the Committee may perform any other activities in its discretion that are consistent with the Committee’s purpose, or as determined necessary or appropriate by the Board.

APPENDIX B

MPS GROUP, INC.

2004 EQUITY INCENTIVE PLAN

-i-

(continued)

-ii-

MPS GROUP, INC.

2004 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL PROVISIONS

1.1 Establishment and Purposes of Plan. MPS Group, Inc., a Florida corporation (the “Company”), hereby establishes an equity incentive plan to be known as the “MPS Group, Inc. 2004 Equity Incentive Plan” (the “Plan”), as set forth in this document. The objectives of the Plan are (i) to provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its affiliates; and (ii) to attract, motivate and retain employees, directors, consultants, advisors and other persons who perform services for the Company by providing compensation opportunities that are competitive with other companies; and (iii) to align the long-term financial interests of employees and other Eligible Participants with those of the Company’s stockholders.

1.2 Types of Awards. Awards under the Plan may be made to Eligible Participants who are employees in the form of (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock, (v) Restricted Stock Units, (vi) Performance Shares, or (vii) any combination of the foregoing. Awards under the Plan may be made to Eligible Participants who are not employees in the form of (i) Nonqualified Stock Options, (ii) Stock Appreciation Rights; (iii) Restricted Stock; and (iv) Restricted Stock Units, or (v) any combination of the foregoing.

1.3 Effective Date. The Plan shall be effective upon approval by the Company’s stockholders (the “Effective Date”).

ARTICLE 2 - DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

2.1 “Agreement” means the written agreement evidencing an Award granted to the Participant under the Plan.

2.2 “Award” means an award granted to a Participant under the Plan that is an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, or combination of these.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Cause” means, unless provided otherwise in the Agreement, the involuntary termination of a Participant by the Company for any of the following reasons: (a) as a result of an act or acts by the Participant which have been found in an applicable court of law to constitute a felony (other than traffic-related offenses); (b) as a result of one or more acts by a Participant which in the good faith judgment of the Board are believed to be in violation of law or of policies of the Company and which result in demonstrably material injury to the Company; (c) as result of an act or acts of proven dishonesty by the Participant resulting or intended to result directly or indirectly in significant gain or personal enrichment to the Participant at the expense of the Company or public stockholders of the Company; or (d) upon the willful and continued failure by the Participant to perform his duties with the Company (other than any such failure resulting from incapacity due to mental or physical illness not constituting a Disability), after a demand in writing for substantial performance is delivered by the Board, which demand specifically identifies the manner in which the Board believes that the Participant has not substantially performed his duties. For purposes of this Plan, no act or failure to act by the Participant shall be deemed to be “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interests of the Company. “Cause” shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement with the Employer that is binding as of the date of employment termination, and if such employment agreement defines “Cause,” then the definition of “Cause” in such agreement, in lieu of the definition provided above, shall apply to the Participant for purposes of the Plan.

2.5 “Change in Control” means any of the following events:

(a) The acquisition by any “person,” as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange Act, not a stockholder of the Company on the Effective Date, of legal or beneficial ownership of 35% or more of either (i) the then outstanding shares of common stock of the Company or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

(b) Individuals who, on the Effective Date, constitute the Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Board shall be considered as though such individual were a member of the Board as of the date hereof;

(c) Approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case unless the stockholders of the Company immediately before such reorganization, merger, or consolidation own, directly or indirectly, immediately following such reorganization, merger, or consolidation at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger, or consolidation in substantially the same proportion as their ownership of the voting securities immediately before such reorganization, merger or consolidation; or

(d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company, or (ii) the sale or other disposition of more than 50% of the assets of the Company within a twelve month period.

2.6 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

2.7 “Committee” means the Compensation Committee of the Board or such other committee consisting of two or more members of the Board as may be appointed by the Board to administer this Plan pursuant to Article 3 of the Plan. If any member of the Committee does not qualify as (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Act, and (ii) an “outside director” within the meaning of Code Section 162(m), a subcommittee of the Committee shall be appointed to grant Awards to Named Executive Officers and to officers who are subject to Section 16 of the Act, and each member of such subcommittee shall satisfy the requirements of (i) and (ii) above. References to the Committee in the Plan shall include and, as appropriate, apply to any such subcommittee.

2.8 “Company” means MPS Group, Inc., a Florida corporation, and its successors and assigns.

2.9 “Director” means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company or any Employer shall not be considered a Director, but instead shall be considered an employee for purposes of the Plan.

2.10 “Disability” means, (i) with respect to a Participant who is eligible to participate in the Employer’s program of long-term disability insurance, if any, a condition with respect to which the Participant is entitled to commence benefits under such program, and (ii) with respect to any Participant (including a Participant who is eligible to participate in the Employer’s program of long-term disability insurance, if any), the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of six (6) months or more. For a Director, Disability shall mean the inability of the Director to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of six (6) months or more. The determination of Disability shall be made by the Committee.

2.11 “Effective Date” shall have the meaning ascribed to such term in Section 1.3 hereof.

2.12 “Eligible Participant” means an employee of the Employer (including an officer) as well as any other person, including a Director and a consultant or advisor who provides bona fide services to the Employer, as shall be determined by the Committee.

2.13 “Employer” means the Company and any entity during any period that it is a “parent corporation” or a “subsidiary corporation” with respect to the Company within the meaning of Code Sections 424(e) and 424(f). With respect to all purposes of the Plan, including, but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company shall be authorized to act on behalf of all other entities included within the definition of “Employer.”

2.14 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Exchange Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

2.15 “Fair Market Value” means the fair market value of a Share, as determined in good faith by the Committee as follows:

(a) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported;

(b) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or other comparable quotation system and have been designated as a National Market System (“NMS”) security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported;

(c) If the Shares are admitted to Quotation on the NASDAQ and have not been designated a NMS Security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date; or

(d) if (a), (b) and (c) do not apply, on the basis of the good faith determination of the Committee.

For purposes of subsection (a) above, if Shares are traded on more than one securities exchange then the following exchange shall be referenced to determine Fair Market Value: (i) the New York Stock Exchange (“NYSE”), or (ii) if shares are not traded on the NYSE, the NASDAQ, or (iii) if shares are not traded on the NYSE or NASDAQ, the largest regional exchange on which Shares are traded.

2.16 “Incentive Stock Option” or “ISO” means an Option granted to an Eligible Participant under Article 5 of the Plan which is intended to meet the requirements of Section 422 of the Code.

2.17 “Insider” shall mean an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Act.

2.18 “Named Executive Officer” means a Participant who is one of the group of “covered employees” as defined in the regulations promulgated or other guidance issued under Code Section 162(m), as determined by the Committee.

2.19 “Nonqualified Stock Option” or “NQSO” means an Option granted to an Eligible Participant under Article 5 of the Plan which is not intended to meet the requirements of Section 422 of the Code.

2.20 “Option” means an Incentive Stock Option or a Nonqualified Stock Option. An Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option, and in the absence of such designation, shall be treated as a Nonqualified Stock Option.

2.21 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.22 “Participant” means an Eligible Participant to whom an Award has been granted.

2.23 “Performance Measures” means the performance measures set forth in Article 9 which are used for performance based Awards to Named Executive Officers.

2.24 “Performance Share” means an Award under Article 8 of the Plan that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such performance objectives during the relevant performance period as the Committee shall establish at the time of such Award or thereafter, but not later than the time permitted by Code section 162(m) in the case of a Named Executive Officer, unless the Committee determines not to comply with Code section 162(m).

2.25 “Permitted Transferee” means any members of the immediate family of the Participant (i.e., spouse, children and grandchildren), any trusts for the benefit of such family members or any partnerships whose only partners are such family members. Appropriate evidence of any transfer to the Permitted Transferees shall be delivered to the Company at its principal executive office. If all or part of an Option is transferred to a Permitted Transferee, the Permitted Transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the Option as the Participant.

2.26 “Plan” means the MPS Group, Inc. 2004 Equity Incentive Plan, as set forth herein and as it may be amended from time to time.

2.27 “Restricted Stock” means an Award of Shares under Article 7 of the Plan, which Shares are issued with such restriction(s) as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Shares, to sell, transfer, pledge or assign such Shares, to vote such Shares, and/or to receive any dividends or distributions with respect to such Shares, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.28 “Restricted Stock Units” or “RSUs” means a right granted under Article 7 of the Plan to receive a number of Shares or a cash payment for each such Share equal to the Fair Market Value of a Share on a specified date.

2.29 “Restriction Period” means the period commencing on the date an Award of Restricted Stock or Restricted Stock Units is granted and ending on such date as the Committee shall determine.

2.30 “Retirement” means termination of employment other than for Cause after a Participant has (i) attained age 65; or (ii) reached the age of 55 years and has completed at least 10 years of service.

2.31 “Share” means one share of common stock, par value $.01 per share, of the Company, and as such Share may be adjusted pursuant to the provisions of Section 4.3 of the Plan.

2.32 “Stock Appreciation Right” or “SAR” means an Award granted under Article 6 of the Plan which provides for an amount payable in Shares and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a Share on the day the Stock Appreciation Right is exercised over the specified purchase price.

ARTICLE 3 - ADMINISTRATION

3.1 General. This Plan shall be administered by the Committee. The Committee, in its discretion, may delegate to one or more of its members, or to officers of the Company, such of its powers as it deems appropriate.

3.2 Authority of the Committee.

(a) The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the Eligible Participants who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including, without limitation, the determination of the number of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Shares subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

(b) The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent it shall deem desirable to carry it into effect.

(c) In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

(d) All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all parties, including the Company, its stockholders, Participants, Eligible Participants and their estates, beneficiaries and successors.

3.3 Delegation of Authority. Except with respect to Named Executive Officers and Insiders, the Committee may, at any time and from time to time, delegate to one or more persons any or all of its authority under Section 3.2, to the full extent permitted by law.

3.4 Award Agreements. Each Award granted under the Plan shall be evidenced by a written Agreement. Each Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee, including without limitation, provisions related to the consequences of termination of employment. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of the Agreement.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as directors, officers or as members of the Committee, directors and officers of the Company and the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the director, officer or Committee member has been grossly negligent or engaged in willful misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a director, officer or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

ARTICLE 4 - SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. (a) Subject to adjustment as provided in (b) below and in Section 4.3, the aggregate number of Shares which are available for issuance pursuant to Awards under the Plan is Five Million Seven

Hundred Thousand (5,700,000) Shares, plus the number of Shares subject to outstanding grants on the Effective Date under the Company’s Amended and Restated 1995 Stock Option Plan (the “1995 Plan”), which are forfeited or expire on or after the Effective Date in accordance with the terms of such grants. The number of Incentive Stock Options that may be issued under the Plan is 5,700,000. Such Shares shall be made available from Shares currently authorized but unissued or Shares currently held (or subsequently acquired) by the Company as treasury shares, including Shares purchased in the open market or in private transactions. Upon approval of this Plan by the stockholders of the Company, no further grants will be made under the Company’s Amended and Restated 1995 Stock Option Plan (the “1995 Plan”), but awards made under the 1995 Plan shall remain outstanding in accordance with their terms. If Options, Restricted Stock or Restricted Stock Units are issued in respect of options, restricted stock, or restricted stock units of an entity acquired, by merger or otherwise, by the Company (or any subsidiary of the Company or any Employer), to the extent such issuance shall not be inconsistent with the terms, limitations and conditions of Code section 422 or Exchange Act Rule 16b-3, the aggregate number of Shares for which Awards may be made hereunder shall automatically be increased by the number of Shares subject to Awards so issued; provided, however, the aggregate number of shares for which Awards may be granted hereunder shall automatically be decreased by the number of Shares covered by any unexercised portion of an Award so issued that has terminated for any reason, and the Shares subject to any such unexercised portion may not be the subject of an Award to any other person.

(b) The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

(i) If, for any reason, any Shares awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons, including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of an Option, a Stock Appreciation Right, Restricted Stock Units, or Performance Shares (“Returned Shares”), such shall not be charged against the aggregate number of Shares available for issuance pursuant to Awards under the Plan and shall again be available for issuance pursuant to an Award under the Plan. If the exercise price and/or withholding obligation under an Award is satisfied by tendering Shares to the Company (either by actual delivery or attestation), only the number of Shares issued net of the Shares so tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the Plan.

(ii) Each Performance Share awarded that may be settled in Shares shall be counted as one Share subject to an Award. Performance Shares that may not be settled in Shares (or that may be settled in Shares but are not) shall not result in a charge against the aggregate number of Shares available for issuance pursuant to Awards under this Plan.

(iii) Each Stock Appreciation Right or Restricted Stock Unit that may be settled in Shares shall be counted as one Share subject to an Award. Stock Appreciation Rights or Restricted Stock Units that may not be settled in Shares (or that may be settled in Shares but are not) shall not result in a charge against the aggregate number of Shares available for issuance pursuant to Awards under this Plan. In addition, if a Stock Appreciation Right is granted in connection with an Option and the exercise of the Stock Appreciation Right results in the loss of the Option right, the Shares that otherwise would have been issued upon the exercise of such related Option shall not result in a charge against the aggregate number of Shares available for issuance pursuant to Awards under this Plan.

4.2 Individual Limits. Except to the extent the Committee determines that an Award to a Named Executive Officer shall not comply with the performance-based compensation provisions of Code Section 162(m), the following rules shall apply to Awards under the Plan:

(a) Options and SARs. The maximum number of Options and Stock Appreciation Rights that, in the aggregate, may be granted pursuant to Awards in any one calendar year to any one Participant shall be Five Hundred Thousand (500,000).

(b) Restricted Stock, Restricted Stock Units and Performance Shares. The maximum number of Shares of Restricted Stock, number of Restricted Stock Units or Performance Shares that, in the aggregate, may be granted pursuant to Awards in any one calendar year to any one Participant shall be Five Hundred Thousand (500,000) Shares.

4.3 Adjustment of Shares. If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to stockholders (other than a cash dividend) results in the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other entity, or new, different or additional shares or other securities of the Company or of any other entity being received by the holders of outstanding Shares, then equitable adjustments shall be made by the Committee in:

(a) the limitations on the aggregate number of Shares that may be awarded as set forth in Section 4.1, including, without limitation, with respect to Incentive Stock Options;

(b) the limitations on the aggregate number of Shares that may be awarded to any one single Participant as set forth in Section 4.2;

(c) the number and class of Shares that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

(d) the Option Price under outstanding Options and the number of Shares to be transferred in settlement of outstanding Stock Appreciation Rights; and

(e) the terms, conditions or restrictions of any Award and Agreement, including the price payable for the acquisition of Shares; provided, however, that all such adjustments made in respect of each ISO shall be accomplished so that such Option shall continue to be an incentive stock option within the meaning of Code Section 422.

ARTICLE 5 - STOCK OPTIONS

5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have sole discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants; provided that only an employee may be granted ISOs.

5.2 Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be an NQSO.

5.3 Option Price. The Option Price for each grant of an ISO or NQSO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

5.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its grant date.

5.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of or provision of services by the Participant with the Company or any Employer, which need not be the same for each grant or for each Participant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control of the Company or upon the occurrence of other events as specified in the Agreement. In addition, the Committee may provide in the Agreement for the right of a Participant to defer option gains related to an exercise.

5.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification or attestation of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the tendered Shares must have been held by the Participant for any period required by the Committee), or (d) by a combination of (a), (b) and (c). The Committee also may allow cashless exercises as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

5.7 Nontransferability of Options.

(a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

(b) Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement with respect to transfers to Permitted Transferees (any such transfers being subject to applicable laws, rules and regulations), no NQSO granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Article 5 shall be exercisable during his or her lifetime only by such Participant.

5.8 Purchased Options. The Committee shall also have the authority to grant Options to Participants in exchange for a stated purchase price for such Option (which may be payable by the Participant directly or, at the election of the Participant, may be offset from bonus or other amounts owed to the Participant by the Company).

5.9 Special Rules for ISOs. In no event shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the ISO is granted or be eligible to receive an ISO that is exercisable later than the fifth (5th) anniversary date of its grant. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Employer) which are first exercisable in any calendar year for Shares having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds One Hundred Thousand Dollars ($100,000).

ARTICLE 6 - STOCK APPRECIATION RIGHTS

6.1 Grant of SARs. A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Option granted under Article 5 of this Plan or may be granted independently of any Option. A Stock Appreciation Right shall entitle the holder, within the specified period (which may not exceed 10 years), to exercise the SAR and receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share exceeds the exercise price, times the number of Shares with respect to which the SAR is exercised. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control or upon the occurrence of other events specified in the

Agreement. A SAR granted in connection with an Option (a “Tandem SAR”) shall entitle the holder of the related Option, within the period specified for the exercise of the Option, to surrender the unexercised Option, or a portion thereof, and to receive in exchange therefore a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share exceeds the Option price per Share, times the number of Shares under the Option, or portion thereof, which is surrendered. SARs shall be subject to the same transferability restrictions as Nonqualified Stock Options.

6.2 Tandem SARs. Each Tandem SAR shall be subject to the same terms and conditions as the related Option, including limitations on transferability, and shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. The grant of Stock Appreciation Rights related to ISOs must be concurrent with the grant of the ISOs. With respect to NQSOs, the grant either may be concurrent with the grant of the NQSOs, or in connection with NQSOs previously granted under Article 5, which are unexercised and have not terminated or lapsed.

6.3 Payment. The Committee shall have sole discretion to determine in each Agreement whether the payment with respect to the exercise of an SAR will be in the form of all cash, all Shares or any combination thereof. If payment is to be made in Shares, the number of Shares shall be determined based on the Fair Market Value of a Share on the date of exercise. If the Committee elects to make full payment in Shares, no fractional Shares shall be issued and cash payments shall be made in lieu of fractional shares. The Committee shall have sole discretion as to the timing of any payment made in cash or Shares, or a combination thereof, upon exercise of SARs. Payment may be made in a lump sum, in annual installments or may be otherwise deferred (at the election of the Participant) and the Committee shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.

6.4 Exercise of SARs. Upon exercise of a Tandem SAR, the number of Shares subject to exercise under any related Option shall automatically be reduced by the number of Shares represented by the Option or portion thereof which is surrendered.

ARTICLE 7 - RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1 Grant of Restricted Stock. Restricted Stock Awards may be made to Eligible Participants as a reward for past service or as an incentive for the performance of future services that will contribute materially to the successful operation of the Employer. Awards of Restricted Stock may be made either alone or in addition to or in tandem with other Awards granted under the Plan and may be current grants of Restricted Stock or deferred grants of Restricted Stock.

7.2 Restricted Stock Agreement. The Restricted Stock Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation: the purchase price, if any, to be paid for such Restricted Stock, which may be more than, equal to, or less than Fair Market Value and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the Restricted Stock such as continued service or achievement of Performance Measures, the length of the Restriction Period and whether any circumstances, such as death, Disability, or a Change in Control, will shorten or terminate the Restriction Period; and rights of the Participant to vote or receive dividends or distributions with respect to the Shares during the Restriction Period. Subject to shortening the length of the Restriction Period upon the occurrence of certain circumstances, such as death, Disability, or a Change in Control, all grants of Restricted Stock not subject to Performance Measures shall have a Restriction Period of at least three (3) years but graded vesting may be provided. Restricted Stock Awards subject to Performance Measures shall have a Restriction Period of at least one (1) year. Restricted Stock Awards issued in lieu of all or part of a cash bonus payment otherwise payable to the Participant shall be subject to a Restriction Period of not more than one (1) year.

Notwithstanding Section 3.4 of the Plan, a Restricted Stock Award must be accepted within a period of sixty (60) days, or such other period as the Committee may specify, by executing a Restricted Stock Agreement and paying whatever price, if any, is required. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such recipient has executed a Restricted Stock Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

7.3 Nontransferability. Except as otherwise provided in this Article 7, no shares of Restricted Stock nor any Restricted Stock Units received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.4 Certificates. Upon an Award of Restricted Stock to a Participant, Shares of Restricted Stock shall be registered in the Participant’s name (or an appropriate book entry shall be made). Certificates, if issued, may either be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse and/or be issued to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend and remaining subject to appropriate stop-transfer orders. If required by the Committee, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant; provided, however, that the Committee may cause such legend or legends to be placed on any such certificates as it may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law.

7.5 Dividends and Other Distributions. Except as provided in this Article 7 or in the Award Agreement, a Participant receiving a Restricted Stock Award shall have, with respect to such Restricted Stock Award, all of the rights of a stockholder of the Company, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and the right to receive any dividends and distributions; provided, however, the Committee may require that any dividends on such Shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts. In addition, with respect to Named Executive Officers, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to Restricted Stock such that the dividends and/or Restricted Stock maintain eligibility for the performance-based compensation exception under Code Section 162(m).

7.6 Restricted Stock Units (or RSUs). Awards of Restricted Stock Units may be made to Eligible Participants in accordance with the following terms and conditions:

(a) The Committee, in its discretion, shall determine the number of RSUs to grant to a Participant, the Restriction Period and other terms and conditions of the Award, including whether the Award will be paid in cash, Shares or a combination of the two and the time when the Award will be payable (i.e., at vesting, termination of employment or another date).

(b) Unless the Agreement provides otherwise, RSUs shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

(c) Awards of RSUs shall be subject to the same terms as applicable to Awards of Restricted Stock under Section 7.2 of the Plan; provided, however, a Participant to whom RSUs are awarded has no rights as a stockholder with respect to the Shares represented by the RSUs unless and until the Shares are actually delivered to the Participant; provided further, however, RSUs may have dividend equivalent rights if provided for by the Committee which may be subject to the same terms and conditions governing dividends and distributions applicable to Restricted Stock Awards under Section 7.5 of this Plan with the exception that in no event shall RSUs possess voting rights.

(d) The Agreement shall set forth the terms and conditions that shall apply upon the termination of the Participant’s employment with the Employer (including a forfeiture of RSUs for which the restrictions have not lapsed upon Participant’s ceasing to be employed) as the Committee may, in its discretion, determine at the time the Award is granted.

ARTICLE 8 - PERFORMANCE SHARES

8.1 Grant of Performance Shares. Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

8.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set the Performance Measures in its discretion which, depending on the extent to which they are met, will determine the number of Performance Shares that will be paid out to the Participant. For purposes of this Article 8, the time period during which the Performance Measures must be met shall be called a “Performance Period.”

8.3 Earning of Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares shall be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Measures have been achieved. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon a Change in Control or upon the occurrence of other events specified in the Agreement.

8.4 Form and Timing of Payment of Performance Shares. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) with an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form and timing of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

Except as otherwise provided in the Participant’s Award Agreement, a Participant shall be entitled to receive any dividends and distributions declared with respect to Shares that have been earned in connection with grants of Performance Shares but that have not yet been distributed to the Participant (such dividends and distributions shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends and distributions earned with respect to Restricted Stock, as set forth in Section 7.5 herein). In addition, unless otherwise provided in the Participant’s Award Agreement, a Participant shall be entitled to exercise full voting rights with respect to Shares that have been earned in connection with grants of Performance Shares but that have not yet been distributed to the Participant.

8.5 Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

ARTICLE 9 - PERFORMANCE MEASURES

Until the Committee proposes for stockholder vote and stockholders approve a change in the general Performance Measures set forth in this Article 9, the attainment of which may determine the degree of payout and/or vesting with respect to Named Executive Officers’ Awards that are intended to qualify under the performance-based compensation provisions of Code Section 162(m), the Performance Measure(s) to be used for purposes of such Awards shall be chosen from among the following (which may relate to the Company or a business unit, division or subsidiary): earnings, earnings per share, consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets, return on capital employed, return on incremental equity, total stockholder return, profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash flow measures, cash flow return, sales, sales volume, revenues per employee, stock price, cost goals, budget goals, growth and expansion goals or goals related to acquisitions or divestitures. The Committee can establish other Performance Measures for performance Awards granted to Eligible Participants that are not Named Executive Officers.

The Committee shall be authorized to make adjustments in performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee shall also have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Measures; provided, however, that Awards which are designed to qualify for the performance-based compensation exception from the deductibility limitations of Code Section 162(m), and which are held by Named Executive Officers, may not be adjusted upward (except as may be permitted by Code Section 162(m)), but the Committee shall retain the discretion to adjust such Awards downward.

If applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the performance-based compensation exception from the deductibility limitations of Code Section 162(m), the Committee may make such grants without satisfying the requirements of Code Section 162(m).

ARTICLE 10 - BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 11 - DEFERRALS

The Committee may permit or require a Participant to defer under this Plan or to a separate deferred compensation arrangement of the Company such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 12 - WITHHOLDING

12.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

12.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, unless other arrangements are made with the consent of the Committee, Participants shall satisfy the withholding requirement by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to not more than the minimum amount of tax required to be withheld with respect to the transaction. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 13 - FOREIGN EMPLOYEES

In order to facilitate the making of any grant of Awards under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Employer outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom, which special terms may be contained in an Appendix attached hereto. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

ARTICLE 14 - AMENDMENT AND TERMINATION

14.1 Amendment of Plan. The Committee may at any time terminate or from time to time amend the Plan in its discretion in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless the affected Participants consent in writing. To the extent required by Code Section 162(m) or 422 and/or the rules of NASDAQ or any exchange upon which the Company lists the Shares for trading or other applicable law, rule or regulation no amendment shall be effective unless approved by the stockholders of the Company at an annual or special meeting.

14.2 Amendment of Award Agreement; Repricing. The Committee may, at any time, in its discretion amend outstanding Agreements in a manner not inconsistent with the terms of the Plan; provided, however, except as provided in Section 14.4, if such amendment is adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent with the terms of the Plan, the Committee may, at any time in its discretion amend an outstanding Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. Notwithstanding the above provision, the Committee shall not have the authority to decrease the Option Price of any outstanding Option, except in accordance with Section 4.3 or unless such an amendment is approved by the stockholders of the Company.

14.3 Termination of Plan. No Awards shall be granted under the Plan after the tenth (10th) anniversary of the date the Board adopts the Plan.

14.4 Detrimental Activity. The Committee may provide in the Award Agreement that if a Participant engages in any “Detrimental Activity” (as defined below), the Committee may, notwithstanding any other provision in this Plan to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised or unpaid Award as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Plan or any other agreement. Without limiting the generality of the foregoing, the Agreement may also provide that if the Participant exercises an Option or SAR, receives a Performance Share or Restricted Stock Unit payout, or receives Shares under an Award at any time during the period beginning six months prior to the date the Participant first engages in Detrimental Activity and ending six months after the date the Participant ceases to engage in any Detrimental Activity, the Participant shall be required to pay to the Company the excess of the then Fair Market Value of the Shares subject to the Award over the total price paid by the Participant for such Shares.

For purposes of this Section, “Detrimental Activity” means any of the following activities as further defined by the Committee in the Award Agreement and as determined by the Committee in good faith: (i) the violation of any agreement between the Company and the Participant relating to the disclosure of confidential information or trade secrets, the solicitation of employees, customers, suppliers, licensees, licensors or contractors, or the performance of competitive services or (ii) conduct that constitutes Cause (as defined in Section 2.4 above), whether or not the Participant’s employment is terminated for Cause.

14.5 Assumption or Cancellation of Awards. In the event of a proposed sale of all or substantially all of the assets or stock of the Company, the merger of the Company with or into another corporation such that stockholders of the Company immediately prior to the merger exchange their shares of stock in the Company for cash and/or shares of another entity or any other corporate transaction to which the Committee deems this provision applicable, each Award shall be assumed or an equivalent Award shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation (and adjusted as appropriate), unless such successor corporation does not agree to assume the Award or to substitute an equivalent award, in which case the Committee may, in its sole discretion and in lieu of such assumption or substitution, provide for the Participant to have the right to exercise the Option or other Award as to all Shares, including Shares as to which the Option or other Award would not otherwise be exercisable (or with respect to RSUs, Performance Shares or Restricted Stock, provide that all restrictions shall lapse or with respect to Performance Shares, provide that the Performance Measures are satisfied) or provide for cancellation and for a cash payment for such Award. If the Committee makes an Option or other Award fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets or stock or other corporate transaction, the Committee shall notify the Participant that, subject to rescission if the merger, sale of assets or stock or other corporate transaction is not successfully completed within a certain period, the Option or other Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice (or such other period as provided by the Committee), and, to the extent not exercised, the Option or other Award will terminate upon the expiration of such period.

ARTICLE 15 - MISCELLANEOUS PROVISIONS

15.1 Restrictions on Shares. All certificates for Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company or Committee.

Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

15.2 No Implied Rights. Nothing in the Plan or any Award granted under the Plan shall confer upon any Participant any right to continue in the service of the Employer, or to serve as a Director thereof, or interfere in any way with the right of the Employer to terminate the Participant’s employment or other service relationship for any reason at any time. Unless agreed by the Board, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan, severance program, or other arrangement of the Employer for the benefit of its employees. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company.

15.3 Compliance with Laws.

(a) At all times when the Committee determines that compliance with Code Section 162(m) is required or desirable, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Awards under the Plan, the Committee may, subject to the requirements of Article 14, make any adjustments it deems appropriate.

(b) The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Exchange Act shall not be applicable with respect to participation in the Plan by Participants who are not Insiders.

15.4 Successors. The terms of the Plan shall be binding upon the Company, and its successors and assigns (whether by purchase, merger, consolidation or otherwise).

15.5 Tax Elections. Each Participant agrees to give the Committee prompt written notice of any election made by such Participant under Code Section 83(b) or any similar provision thereof.

15.6 Legal Construction.

(a) Severability. If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

(b) Gender and Number. Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(c) Governing Law. To the extent not preempted by federal law, the Plan and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.

IN WITNESS WHEREOF, this Plan is executed as of this the              day of                     , 2004.

MPS GROUP, INC.

By:
Authorized Officer
ATTEST:

Secretary

APPENDIX C

MPS GROUP, INC.

2004 NON-EMPLOYEE DIRECTOR

EQUITY INCENTIVE PLAN

-i-

(continued)

-ii-

MPS GROUP, INC.

2004 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL PROVISIONS

1.1 Establishment and Purposes of Plan. MPS Group, Inc., a Florida corporation (the “Company”), hereby establishes an equity incentive plan to be known as the “MPS Group, Inc. 2004 Non-Employee Director Equity Incentive Plan” (the “Plan”), as set forth in this document. The objectives of the Plan are (i) to provide incentives to non-employee directors of the Company; (ii) to attract, motivate and retain directors; and (iii) to align the interests of directors with those of the Company’s stockholders.

1.2 Types of Awards. Awards under the Plan may be made in the form of (i) Nonqualified Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, or (v) any combination of the foregoing.

1.3 Effective Date. The Plan shall be effective upon approval by the Company’s stockholders (the “Effective Date”).

ARTICLE 2 - DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

2.1 “Agreement” means the written agreement evidencing an Award granted to the Participant under the Plan.

2.2 “Award” means an award granted to a Participant under the Plan that is a Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or combination of these.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change in Control” means any of the following events:

(a) The acquisition by any “person”, as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange Act, not a stockholder of the Company on the Effective Date, of legal or beneficial ownership of 35% or more of either (i) the then outstanding shares of common stock of the Company or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

(b) Individuals who, on the Effective Date, constitute the Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Board shall be considered as though such individual were a member of the Board as of the date hereof;

(c) Approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case unless the stockholders of the Company immediately before such reorganization, merger, or consolidation own, directly or indirectly, immediately following such reorganization, merger, or consolidation at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger, or consolidation in substantially the same proportion as their ownership of the voting securities immediately before such reorganization, merger or consolidation; or

(d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company, or (ii) the sale or other disposition of more than 50% of the assets of the Company within a twelve month period.

2.5 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

2.6 “Committee” means the Compensation Committee of the Board or such other committee consisting of two or more members of the Board as may be appointed by the Board to administer this Plan pursuant to Article 3 of the Plan.

2.7 “Company” means MPS Group, Inc., a Florida corporation, and its successors and assigns.

2.8 “Director” means any individual who is a member of the Board of Directors of the Company and is not an employee of the Company.

2.9 “Disability” means the inability of the Participant to perform his or her usual duties as a Board member by reason of any medically determined physical or mental impairment expected to result in death or to be of continuous duration of six (6) months or more. The determination of Disability shall be made by the Committee.

2.10 “Effective Date” shall have the meaning ascribed to such term in Section 1.3 hereof.

2.11 “Eligible Participant” means a Director.

2.12 “Employer” means the Company and any entity during any period that it is a “parent corporation” or a “subsidiary corporation” with respect to the Company within the meaning of Code Sections 424(e) and 424(f). With respect to all purposes of the Plan, including, but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company shall be authorized to act on behalf of all other entities included within the definition of “Employer.”

2.13 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Exchange Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

2.14 “Fair Market Value” means the fair market value of a Share, as determined in good faith by the Committee as follows:

(a) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported;

(b) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or other comparable quotation system and have been designated as a National Market System (“NMS”) security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported;

(c) If the Shares are admitted to Quotation on the NASDAQ and have not been designated a NMS Security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date; or

(d) if (a), (b) and (c) do not apply, on the basis of the good faith determination of the Committee.

For purposes of subsection (a) above, if Shares are traded on more than one securities exchange then the following exchange shall be referenced to determine Fair Market Value: (i) the New York Stock Exchange (“NYSE”), or (ii) if shares are not traded on the NYSE, the NASDAQ, or (iii) if shares are not traded on the NYSE or NASDAQ, the largest regional exchange on which Shares are traded.

2.15 “Insider” shall mean an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Act.

2.16 “Option” means a stock option which is not intended to meet the requirements of Section 422 of the Code.

2.17 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.18 “Participant” means an Eligible Participant to whom an Award has been granted.

2.19 “Permitted Transferee” means any members of the immediate family of the Participant (i.e., spouse, children and grandchildren), any trusts for the benefit of such family members or any partnerships whose only partners are such family members. Appropriate evidence of any transfer to the Permitted Transferees shall be delivered to the Company at its principal executive office. If all or part of an Option is transferred to a Permitted Transferee, the Permitted Transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the Option as the Participant.

2.20 “Plan” means the MPS Group, Inc. 2004 Non-Employee Director Equity Incentive Plan, as set forth herein and as it may be amended from time to time.

2.21 “Restricted Stock” means an Award of Shares under Article 7 of the Plan, which Shares are issued with such restriction(s) as the Committee, in its sole discretion, may impose, including, without limitation, any restriction on the right to retain such Shares, to sell, transfer, pledge or assign such Shares, to vote such Shares, and/or to receive any dividends or distributions with respect to such Shares, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.22 “Restricted Stock Units (or RSUs)” means an Award of a right granted under Section 7.6 of the Plan to receive a number of Shares or a cash payment for each such Share equal to the Fair Market Value of a Share on a specified date.

2.23 “Restriction Period” means the period commencing on the date an Award of Restricted Stock or Restricted Stock Units is granted and ending on such date as the Committee shall determine.

2.24 “Share” means one share of common stock, par value $.01 per share, of the Company, and as such Share may be adjusted pursuant to the provisions of Section 4.2 of the Plan.

2.25 “Stock Appreciation Right” or “SAR” means an Award granted under Article 6 of the Plan which provides for an amount payable in Shares and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a Share on the day the Stock Appreciation Right is exercised over the specified purchase price.

ARTICLE 3 - ADMINISTRATION

3.1 General. This Plan shall be administered by the Committee. The Committee, in its discretion, may delegate to one or more of its members, or to officers of the Company, such of its powers as it deems appropriate.

3.2 Authority of the Committee.

(a) Subject to the other terms and provisions of the Plan, the Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the Eligible Participants who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including, without limitation, the determination of the number of Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

(b) The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent it shall deem desirable to carry it into effect.

(c) In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

(d) All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all parties, including the Company, its stockholders, Participants, Eligible Participants and their estates, beneficiaries and successors.

3.3 Delegation of Authority. The Committee may, at any time and from time to time, delegate to one or more persons any or all of its authority under Section 3.2, to the full extent permitted by law.

3.4 Award Agreements. Each Award granted under the Plan shall be evidenced by a written Agreement. Each Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of the Agreement.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as directors, officers or as members of the Committee, directors and officers of the Company and the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the director, officer or Committee member has been grossly negligent or engaged in willful misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a director, officer or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

ARTICLE 4 - SHARES SUBJECT TO THE PLAN

4.1 Number of Shares.

(a) Subject to adjustment as provided in (b) below and in Section 4.2, the aggregate number of Shares which are available for issuance pursuant to Awards under the Plan is Five Hundred Seventy Thousand (570,000) Shares plus the number of Shares subject to outstanding grants on the Effective Date under the prior Amended and Restated Non-Employee Director Stock Option Plan (the “Prior Director Plan”) which are forfeited or expire on or after the Effective Date in accordance with the terms of such grants. Shares to be issued under the Plan shall be made available from Shares currently authorized but unissued or Shares currently held (or subsequently acquired) by the Company as treasury shares, including Shares purchased in the open market or in private transactions.

(b) The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

(i) If, for any reason, any Shares awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons, including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of an Option, Stock Appreciation Right, or Restricted Stock Unit (“Returned Shares”) such shares shall not be charged against the aggregate number of Shares available for issuance pursuant to Awards under the Plan and shall again be available for issuance pursuant to an Award under the Plan. If the exercise price and/or withholding obligation under an Award is satisfied by tendering Shares to the Company (either by actual delivery or attestation), only the number of Shares issued net of the Shares so tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the Plan.

(ii) Each Stock Appreciation Right or Restricted Stock Unit that may be settled in Shares shall be counted as one Share subject to an award. Stock Appreciation Rights or Restricted Stock Units that may not be settled in Shares (or that may be settled in Shares but are not) shall not result in a charge against the aggregate number of Shares available for issuance pursuant to an Award under the Plan. In addition, if a Stock Appreciation Right is granted in connection with an Option and the exercise of the Stock Appreciation Right results in the loss of the Option right, the Shares that otherwise would have been issued upon the exercise of such related Option shall not result in a charge against the aggregate number of Shares available for issuance pursuant to an Award under the Plan.

4.2 Adjustment of Shares. If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to stockholders (other than a cash dividend) results in the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other entity, or new, different or additional shares or other securities of the Company or of any entity being received by the holders of outstanding Shares, then equitable adjustments shall be made by the Committee in:

(a) the limitations on the aggregate number of Shares that may be awarded as set forth in Section 4.1;

(b) the number and class of Shares that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

(c) the Option Price under outstanding Options and the number of Shares to be transferred in settlement of outstanding Stock Appreciation Rights; and

(d) the terms, conditions or restrictions of any Award and Agreement, including the price payable for the acquisition of Shares.

ARTICLE 5 - STOCK OPTIONS

5.1 Automatic Grant Of Stock Options or Alternate Awards.

(a) On the date of each Annual Stockholders Meeting (the “Annual Grant Date”), each Director shall be granted an Option to purchase Twenty Thousand (20,000) Shares at an Option Price equal to one hundred percent (100%) of the Fair Market Value of a Share on such grant date, unless such Director has received a grant pursuant to Section 5.1(b) at any time subsequent to the date of the last Annual Grant Date meeting.

(b) Each individual who is first appointed or elected to serve as a Director shall instead be granted an Option to purchase Sixty Thousand (60,000) Shares at an Option Price equal to one hundred percent (100%) of the Fair Market Value of a Share on such date, provided that individual has not previously been in the employ of the Company or an Employer.

(c) In lieu of each Option to purchase one Share of Common Stock granted pursuant to Sections 5.1(a) and 5.1(b), the Committee in its discretion may substitute therefor an Award of one-half of a Share of Restricted Stock or one-half of a Restricted Stock Unit.

(d) Notwithstanding the automatic grant provisions of this Section 5.1, if a Director has already been granted Options, Restricted Stock and/or Restricted Stock Units in an aggregate amount of 100,000 or more Shares pursuant to the automatic grant provisions of the Plan and/or the Prior Director Plan, no further automatic grants will be made to such Director pursuant to this Section 5.1. For purposes of determining whether Options, Restricted Stock and/or Restricted Stock Units with respect to 100,000 Shares have been granted pursuant to these automatic grant provisions, each Option shall count as one Share and each Share of Restricted Stock and Restricted Stock Unit shall count as two Shares.

Each Option granted under Section 5.1(a) shall vest 33 1/3% per year commencing one year after the date of grant, shall expire ten (10) years after the date of grant and may be exercised, in whole or in part, in accordance with Sections 5.7 and 5.8. Each Option granted under Section 5.1(b) shall vest 20% per year commencing one year after the date of grant, shall expire ten (10) years after the date of grant and may be exercised, in whole or in part, in accordance with Sections 5.7 and 5.8. The Committee shall provide in the Award for the treatment of the exercisability of the Options upon the Director’s termination of Board service. Each Share of Restricted Stock and/or Restricted Stock Unit granted in lieu of Options pursuant to Section 5.1(a) shall vest 33 1/3% per year commencing one year after the date of grant. Each Share of Restricted Stock and/or Restricted Stock Unit granted in lieu of Options pursuant to Section 5.1(b) shall vest 20% per year commencing one year after the date of grant.

5.2 Discretionary Grants of Awards. The Committee may, in its discretion and upon such terms and conditions as may be established by the Committee, grant Options to Directors under this Plan in addition to those provided for in Section 5.1 above. Such Option grants shall be upon terms and conditions consistent with the provisions of Article 5 hereof.

5.3 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have sole discretion in determining the number of Shares subject to Options granted to each Participant and may vary such Awards among Participants.

5.4 Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine.

5.5 Option Price. The Option Price for an Option shall not be less than the Fair Market Value of a Share on the date the Option is granted.

5.6 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its grant date.

5.7 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the provision of services by the Participant with the Company or any Employer, which need not be the same for each grant or for each Participant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control of the Company or upon the occurrence of other events as specified in the Agreement. In addition, the Committee may provide in the Agreement for the right of a Participant to defer option gains related to an exercise.

5.8 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification or attestation of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the tendered Shares must have been held by the Participant for any period required by the Committee), or (d) by a combination of (a), (b) and (c). The Committee also may allow cashless exercises as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

5.9 Nontransferability of Options. Except as otherwise provided in a Participant’s Award Agreement with respect to transfers to Permitted Transferees (any such transfers being subject to applicable laws, rules and regulations), no Option granted under this Article 5 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all Options granted to a Participant under this Article 5 shall be exercisable during his or her lifetime only by such Participant.

5.10 Purchased Options. The Committee shall also have the authority to grant Options to Participants in exchange for a stated purchase price for such Option (which may be payable by the Participant directly or, at the election of the Participant, may be offset from other amounts owed to the Participant by the Company).

ARTICLE 6 - STOCK APPRECIATION RIGHTS

6.1 Grant of SARs. A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Option granted under Article 5 of this Plan or may be granted independently of any Option. A Stock Appreciation Right shall entitle the holder, within the specified period (which may not exceed 10 years), to exercise the SAR and receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share exceeds the exercise price, times the number of Shares with respect to which the SAR is exercised. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control or upon the occurrence of other events specified in the Agreement. A SAR granted in connection with an Option (a “Tandem SAR”) shall entitle the holder of the related Option, within the period specified for the exercise of the Option, to surrender the unexercised Option, or a portion thereof, and to receive in exchange therefore a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share exceeds the Option price per Share, times the number of Shares under the Option, or portion thereof, which is surrendered. SARs shall be subject to the same transferability restrictions as Options.

6.2 Tandem SARs. Each Tandem SAR shall be subject to the same terms and conditions as the related Option, including limitations on transferability, and shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. With respect to Options, the grant either may be concurrent with the grant of the Options, or in connection with Options previously granted under Article 5, which are unexercised and have not terminated or lapsed. Upon exercise of a Tandem SAR, the number of Shares subject to exercise under any related Option shall automatically be reduced by the number of Shares represented by the Option or portion thereof which is surrendered.

6.3 Payment. The Committee shall have sole discretion to determine in each Agreement whether the payment with respect to the exercise of an SAR will be in the form of all cash, all Shares or any combination thereof. If payment is to be made in Shares, the number of Shares shall be determined based on the Fair Market Value of a Share on the date of exercise. If the Committee elects to make full payment in Shares, no fractional Shares shall be issued and cash payments shall be made in lieu of fractional shares. The Committee shall have sole discretion as to the timing of any payment made in cash or Shares, or a combination thereof, upon exercise of SARs. Payment may be made in a lump sum, in annual installments or may be otherwise deferred (at the election of the Participant) and the Committee shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.

ARTICLE 7 - RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1 Grant of Restricted Stock. Restricted Stock Awards may be made to Eligible Participants as a reward for past service or as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. Awards of Restricted Stock may be made either alone or in addition to or in tandem with other Awards granted under the Plan and may be current grants of Restricted Stock or deferred grants of Restricted Stock.

7.2 Restricted Stock Agreement. The Restricted Stock Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the purchase price, if any, to be paid for such Restricted Stock, which may be more than, equal to, or less than Fair Market Value and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the Restricted Stock such as continued service or the length of the Restriction Period and whether any circumstances, such as death, Disability, or a Change in Control, will shorten or terminate the Restriction Period; and rights of the Participant to vote or receive dividends or distributions with respect to the Shares during the Restriction Period. Subject to shortening the length of the Restriction Period upon the occurrence of certain circumstances, such as death, Disability, or a Change in Control, or upon the achievement of performance measures, all grants of Restricted Stock and Restricted Stock Units shall have a Restriction Period of not less than three (3) years (but graded vesting may be provided). Restricted Stock Awards issued in lieu of all or part of cash compensation otherwise payable to a Participant shall be subject to a Restriction Period of not more than one year.

Notwithstanding Section 3.4 of the Plan, a Restricted Stock Award must be accepted within a period of sixty (60) days, or such other period as the Committee may specify, by executing a Restricted Stock Agreement and paying whatever price, if any, is required. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such recipient has executed a Restricted Stock Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

7.3 Nontransferability. Except as otherwise provided in this Article 7, no Shares of Restricted Stock nor any Restricted Stock Units received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.4 Certificates. Upon an Award of Restricted Stock to a Participant, Shares of Restricted Stock shall be registered in the Participant’s name (or an appropriate book entry shall be made). Certificates, if issued, may either be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse and/or be issued to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend and remaining subject to appropriate stop-transfer orders. If required by the Committee, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such Shares shall be delivered to the Participant; provided, however, that the Committee may cause such legend or legends to be placed on any such certificates as it may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law.

7.5 Dividends and Other Distributions. Except as provided in this Article 7 or in the Award Agreement, a Participant receiving a Restricted Stock Award shall have, with respect to such Restricted Stock Award, all of the rights of a stockholder of the Company, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and the right to receive any dividends or distributions; provided, however, the Committee may require that any dividends on such Shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts.

7.6 Restricted Stock Units (or RSUs). Awards of Restricted Stock Units may be made to Eligible Participants in accordance with the following terms and conditions:

(a) The Committee, in its discretion, shall determine the number of RSUs to grant to a Participant, the Restriction Period and other terms and conditions of the Award, including whether the Award will be paid in cash, Shares or a combination of the two and the time when the Award will be payable (i.e., at vesting, termination of Board service or another date).

(b) Unless the Agreement provides otherwise, RSUs shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

(c) Awards of RSUs shall be subject to the same terms as applicable to Awards of Restricted Stock under Section 7.2 of this Plan; provided, however, a Participant to whom RSUs are awarded has no rights as a stockholder with respect to the shares represented by the RSUs unless and until the Shares are actually delivered to the Participant; provided further, however, RSUs may have dividend equivalent rights if provided for by the Committee which may be subject to the same terms and conditions governing dividends and distributions applicable to Restricted Stock Awards under Section 7.5 of this Plan with the exception that in no event shall RSUs possess voting rights.

(d) The Agreement shall set forth the terms and conditions that shall apply upon the Participant’s termination of Board service (including a forfeiture of RSUs for which the restrictions have not lapsed upon Participant’s ceasing to serve on the Board) as the Committee may, in its discretion, determine at the time the Award is granted.

ARTICLE 8 - BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 9 - DEFERRALS

The Committee may permit or require a Participant to defer under this Plan or to a separate deferred compensation arrangement of the Company such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, or the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 10 - WITHHOLDING

10.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

10.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock or RSUs or upon any other taxable event arising as a result of Awards granted hereunder, Participants shall, if requested by the Committee, satisfy the withholding requirement by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to not more than the minimum amount of tax required to be withheld with respect to the transaction. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 11 - AMENDMENT AND TERMINATION

11.1 Amendment of Plan. The Committee may at any time terminate or from time to time amend the Plan in its discretion in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless the affected Participants consent in writing. To the extent required by the rules of NASDAQ or any exchange upon which the Company lists the Shares for trading or other applicable law, rule or regulation, no amendment shall be effective unless approved by the stockholders of the Company at an annual or special meeting.

11.2 Amendment of Award Agreement; Repricing. The Committee may, at any time in its discretion amend outstanding Agreements in a manner not inconsistent with the terms of the Plan; provided, however, if such amendment is adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent with the terms of the Plan, the Committee may, at any time in its discretion amend an outstanding Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. Notwithstanding the above provision, the Committee shall not have the authority to decrease the Option Price of any outstanding Option, except in accordance with Section 4.2 or unless such an amendment is approved by the stockholders of the Company.

11.3 Termination of Plan. No Awards shall be granted under the Plan after the tenth (10th) anniversary of the date the Board adopts the Plan.

11.4 Assumption or Cancellation of Awards. In the event of a proposed sale of all or substantially all of the assets or stock of the Company, the merger of the Company with or into another corporation such that stockholders of the Company immediately prior to the merger exchange their shares of stock in the Company for cash and/or shares of another entity or any other corporate transaction to which the Committee deems this provision applicable, each Award shall be assumed or an equivalent Award shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation (and adjusted as appropriate), unless such successor corporation does not agree to assume the Award or to substitute an equivalent award, in which case the Committee may, in its sole discretion and in lieu of such assumption or substitution, provide for the Participant to have the right to exercise the Option or other Award as to all Shares, including Shares as to which the Option or other Award would not otherwise be exercisable (or with respect to Restricted Stock or Restricted Stock Units, provide that all restrictions shall lapse) or provide for cancellation and for a cash payment for such Award. If the Committee makes an Option or other Award fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets or stock or other corporate transaction, the Committee shall notify the Participant that, subject to rescission if the merger, sale of assets or stock or other corporate transaction is not successfully completed within a certain period, the Option or other Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice (or such other period as provided by the Committee), and, to the extent not exercised, the Option or other Award will terminate upon the expiration of such period.

ARTICLE 12 - MISCELLANEOUS PROVISIONS

12.1 Restrictions on Shares. All certificates for Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company or Committee.

Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

12.2 Successors. The terms of the Plan shall be binding on the Company, and its successors and assigns (whether by purchase, merger, consolidation or otherwise).

12.3 No Implied Rights. Nothing in the Plan or any Award granted under the Plan shall confer upon any Participant any right to continue in the service of the Company, or to serve as a Director thereof, or interfere in any way with the right of the Company to terminate the Participant’s services for any reason at any time. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company.

12.4 Compliance with Laws. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not Insiders.

12.5 Tax Elections. Each Participant agrees to give the Committee prompt written notice of any election made by such Participant under Code Section 83(b) or any similar provision thereof.

12.6  Legal Construction.

(a) Severability. If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

(b) Gender and Number. Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(c) Governing Law. To the extent not preempted by federal law, the Plan and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.

IN WITNESS WHEREOF, this Plan is executed as of this the              day of                     , 2004.

MPS GROUP, INC.

By:
Authorized Officer
ATTEST:

Secretary

MPS GROUP, INC. 1 Independent Drive Jacksonville, Florida 32202

This Proxy is Solicited on Behalf of the Board of Directors.

KNOW ALL MEN BY THESE PRESENTS that I, the undersigned shareholder of MPS Group, Inc., a Florida corporation (the ““Company”), do hereby nominate, constitute, and appoint Derek E. Dewan and Timothy D. Payne, or any one or more of them, my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead, to vote all of the Common Stock, par value $.01 per share, of the Company, standing in my name on its books on April 8, 2004, at the Annual Meeting of its Shareholders to be held at The Lodge and Club at Ponte Vedra Beach, 607 Ponte Vedra Boulevard, Ponte Vedra Beach, Florida 32082, on May 26, 2004 at 9:00 a.m., local time, or at any adjournment thereof.

1. Election of the following nominees as directors:

Derek E. Dewan, Timothy D. Payne, Peter J. Tanous, T. Wayne Davis, John R. Kennedy, Michael D. Abney, William M. Isaac, Darla D. Moore, and Arthur B. LaÅer [_] FOR all nominees listed (except as marked to the contrary) [_] WITHHOLD AUTHORITY to vote for all nominees listed

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee’s name(s) in the space provided below.)

2. Approval of the Company’s 2004 Equity Incentive Plan

[_] FOR [_] AGAINST [_] ABSTAIN

(Continued on the other side)

3. Approval of the Company’s 2004 Non-Employee Director Equity Incentive Plan

[_] FOR [_] AGAINST [_] ABSTAIN

4. Approval of the Company’s Executive Annual Incentive Plan

[_] AGAINST [_] ABSTAIN [_] FOR

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized oÇcer. If a partnership, please sign in partnership name by authorized person. Make sure that the name on your stock certiÑcate(s) is exactly as you indicate below.

Signature

Signature if held jointly

Dated: , 2004

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING

THE ENCLOSED SELF-ADDRESSED ENVELOPE.